UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President

Managed Portfolio Series

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Ave, 5th Fl

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844

Registrant’s telephone number, including area code

Date of fiscal year end: November 30, 2022

Date of reporting period: November 30, 2022

Updated August 1, 2011

Item 1. Reports to Stockholders.

2022 Annual Report

November 30, 2022

Midstream focused

Tortoise MLP & Pipeline Fund

Institutional Class Shares – TORIX

A Class Shares – TORTX

C Class Shares – TORCX

Tortoise Energy Infrastructure
and Income Fund

Institutional Class Shares – INFIX

A Class Shares – INFRX

C Class Shares – INFFX

Renewables

Ecofin Global Energy
Transition Fund

Institutional Class Shares – EETIX

A Class Shares – EETAX

Ecofin Global Renewables
Infrastructure Fund

Institutional Class Shares – ECOIX

A Class Shares – ECOAX

Ecofin Sustainable
Water Fund

Institutional Class Shares – AQUIX

A Class Shares – AQUAX

www.TortoiseEcofin.com

TortoiseEcofin

2022 Annual Report

This combined financial report provides you with a comprehensive review of our funds that span the entire energy value chain.

Table of Contents

Letter to Shareholders	2

Tortoise MLP & Pipeline Fund	5

Tortoise Energy Infrastructure and Income Fund	8

Ecofin Global Energy Transition Fund	11

Ecofin Global Renewables Infrastructure Fund	14

Ecofin Sustainable Water Fund	17

Expense Examples	21

Financial Statements	24

Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	62

Trustees & Officers	63

Additional Information	65

TortoiseEcofin

2022 Annual Report | November 30, 2022

Open-end fund comparison

Name/Ticker	Primary focus	Total investments ($ Millions)(1)	Portfolio mix by asset type(1)	Portfolio mix by ownership(1)
Tortoise MLP & Pipeline Fund Institutional Class (TORIX) A Class (TORTX) Inception: 5/2011 C Class (TORCX) Inception: 9/2012	North American pipeline companies	$2,435.6
Tortoise Energy Infrastructure and Income Fund Institutional Class (INFIX) A Class (INFRX) Inception: 5/2011 C Class (INFFX) Inception: 4/2012	Energy infrastructure equity and debt	$525.8
Ecofin Global Energy Transition Fund Institutional Class (EETIX) A Class (EETAX) Inception: 10/2021	Global Securities benefiting from long-term growth associated with energy transition	$42.2	Portfolio mix by asset type(1)	Portfolio mix by geography(1)
Ecofin Global Renewables Infrastructure Fund Institutional Class (ECOIX) A Class (ECOAX) Inception: 8/2020	Global Securities benefiting from long-term growth associated with energy transition	$340.5	Portfolio mix by sector type(1)	Portfolio mix by geography(1)
Ecofin Sustainable Water Fund Institutional Class (AQUIX) A Class (AQUAX) Inception: 2/2022	Global Securities benefiting from the pursuit to solve the water supply/demand imbalance	$2.1

(1) As of 11/30/2022

(unaudited)

TortoiseEcofin	1

Tortoise

2022 Annual Report

Dear shareholder

The 2022 fiscal year proved to be a volatile environment with numerous headwinds for the broad market. Headwinds included recessionary concerns, rising inflation, as well as the anticipation of higher interest rates. The energy sector was an outlier with positive performance for the second consecutive fiscal year. In fact, as of December 31, 2022, midstream, represented by the Tortoise North American Pipeline IndexSM, and broader energy, represented by the S&P 500 Energy Select Sector® Index, outperformed the S&P 500 Index for the past two calendar years.

Renewable energy investments had a volatile year due to a variety of factors including inflation, sharply rising interest rates, political uncertainty, China COVID policies, decelerating economic growth and no end in sight to the war in Ukraine. Additional headwinds included uncertainties surrounding incentives legislation in the U.S., windfall taxes in Europe, security of energy supply, high energy prices, availability of equipment and components, and high logistics costs. However, the renewable energy sector was bolstered in August with the passage of the Inflation Reduction Act (IRA).

Global water equities were under pressure during the period, as a multitude of risk factors (inflation, monetary policy, interest rates and geopolitical tensions) weighed on risk-assets throughout the period. The drawdown in the sector was primarily caused by a de-rating from a multiple perspective.

Energy and power infrastructure

The broad energy sector returned 74.9% for the annual fiscal period. Energy started the year strong, sold off in June with the broader market on concerns about a looming recession but rallied into the fiscal year end as investors continued to rotate into the sector. The energy sector’s weight within the S&P 500 Index rose to above 5% for the first time since 2019 as investors sought inflation protection, rotated to a value bias from growth bias, and saw the Russia and Ukraine conflict bring energy security into focus. Potential concerns around a recession were offset by a tightening global energy supply as demand rebounds post-COVID. Global underinvestment resulting from environmental, social and governance (ESG) commitments and energy transition is likely to keep global stock balances extremely tight for the foreseeable future, a dynamic that presents higher, but perhaps more volatile prices as seen in 2022.

The global energy markets were dynamic throughout 2022. Organization of the Petroleum Exporting Countries+ (OPEC+) production continually undershot pledged production due to prolonged oil and gas underinvestment and rapidly shut-in production in 2020. The lack of supply coming to market complicates assessments over the actual amount of OPEC spare capacity. Spare capacity is critical as it guards against prices rapidly rising should a market exogenous event occur. In early October, the crude oil market tightened as OPEC+ responded to softening economic conditions in the Organization for Economic Cooperation and Development (OECD), namely Europe, by cutting production 2 million barrels per day (mm b/d). Separately, sanctions around exports of Russian energy took effect at the end of 2022 and are expected to increase in 2023 driven by an embargo of Russian crude oil above the price cap of $60. While Russian crude oil was more resilient than expected, in 2022 volumes are projected to decline and/or face longer transit times to their end market. Given these disruptions, the focus remains on the supply side of the equation. On the demand side, global inventories continued to be drawn upon and are well below their 5-year averages. The scarcity of commodities comes at a time when global demand should be boosted by China re-opening from COVID lockdowns in 2023. Chinese demand growth is expected to build throughout the year.

2022 was the eighth consecutive year of underinvestment in oil and gas. With supply sources more finite there is a renewed opportunity for short-cycle North American energy. In 2022, U.S. oil production crossed 12 mm b/d, a level not seen since April 2020. For 2023, the Energy Information Agency (EIA) forecasts that production will increase 0.3 mm b/d to 12.6 mm b/d, up from 12.3 mm b/d at the end of 2022. While production is projected to increase year-over-year, the change is notably lower than previously thought. Rising capital intensity for U.S. shale including inflationary materials and service costs has operators messaging 10-20% year over year inflation. The Permian basin, America’s biggest oil field, is expected to be the primary driver of production growth with major integrated energy companies expected to increase their production by 10-25%.

Transitioning to natural gas, the Russia-Ukraine conflict presents an enormous long-term opportunity for U.S. liquefied natural gas (LNG). Entering 2022, Russian natural gas exports to Europe accounted for 13-15 billion cubic feet per day (Bcf/d) or 35-40% of the EU’s gas supply. In 2023, we expect Russian exports of energy to further shrink. With energy security a higher priority and low natural gas inventories, Europe has been increasingly importing U.S. LNG. The U.S. LNG market, while young, grew from zero market share to the top export market in just over seven years. Throughout 2022, LNG exporters contracted almost 6 Bcf/d of new contracts, signing 15-25-year contracts with European and Asian counterparties. The market awaits several Final Investment Decisions (FIDs) in 2023 which would put the U.S. on track to roughly double LNG export capacity by end of the decade. We expect a more mixed setup for natural gas in 2023, as supply outpaces demand and unseasonably warm weather lessened gas demand for Europe and North America. One short-term positive is the expected restart of Freeport LNG, which has been offline since the second half of 2022.

The midstream energy sector returned 28.8% for the period. Investor sentiment rounded with positive retail flows coupled with companies buying back stock in the open market. Beyond the constructive technical setup, we believe midstream serves as a hedge to many current risks investors face. The midstream sector’s strong fundamentals, attractive valuations, defensive characteristics in a higher rate and inflationary environment, and improved free cash flow should support outperformance on a relative basis.

Recession concerns weighed on investor psyche the second half of the fiscal year. While there were several recessions in the last 40 years, energy demand increased in 38 out of the last 40 years (2008 and 2020 decreased). Due to actions taken during the 2020 recession, we believe the energy sector, and specifically midstream, is well prepared to deal with another potential recession. The world remains undersupplied in energy, and we believe sector balance sheets are in much better shape than in past recessions including 2001, 2008, and 2020. 2022 earnings exceeded expectations with energy the one part of the market where earnings grew at an accelerated rate.

(unaudited)

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2022 Annual Report | November 30, 2022

As more volumes flowed through pipeline systems in 2022, cash flow increased for midstream companies. The balanced return of capital story continued for investors via debt reduction, share buybacks and increased distributions. Specifically, deleveraging continued as companies targeted leverage between 3.0x-4.0x after years of leverage between 4.0x-5.0x, distribution growth accelerated to 7% in 2022 as companies targeted a return to pre-COVID levels, and share buybacks accelerated with $3.4bn repurchased through Q3. The other use of capital has been mergers and acquisitions (M&A). There were several accretive bolt-on acquisitions of private assets completed by larger energy infrastructure companies. These assets largely were complementary to existing assets, allowing operators to control energy volumes across more midstream activities.

With inflation surging to 40-year highs in 2022, midstream provided investors inflation protection. Pipelines typically have long-term contracts with inflation protection from regulated tariff escalators. Additionally, tariffs on regulated liquid pipelines often include an inflation escalator aligned with the Producer Price Index (PPI).1 Federal Energy Regulatory Commission (FERC) indexing could be a material driver of liquid pipeline cash flows with rates potentially increasing double digits next summer on top of an 8.7% increase that went into effect July 1, 2022.

Interest rates rose significantly in 2022 as the Federal Reserve took a more hawkish approach and started raising the Fed Funds rate. Historically, midstream energy displays strong historical returns in rising rate environments. In the 15 time periods of rising rates since 2001, midstream energy, represented by the Tortoise North American Pipeline IndexSM, returned an average return of 7.7%, compared to a S&P 500 average return of 6.1%, and bond return of -2.4% represented by the Bloomberg U.S. Aggregate Bond Index.2

With energy supply short and energy security concerns emerging globally, investors are reminded how critical energy infrastructure is to daily life. Even before the Ukraine conflict, U.S. LNG cargoes were rapidly replenishing Europe’s low gas storage levels via LNG tankers. LPGs (liquid petroleum gases) were being exported to India and China, where demand is driven by global population growth and improvements in living standards. Whether it’s LNG, liquefied petroleum gas (LPG), or crude oil, U.S. energy infrastructure companies have signed long-term contracts and have been exporting energy all around the world.

On the regulatory front, it was another year of mixed news flow. In August, the passage of the IRA was intended to benefit the entire energy value chain and provide energy infrastructure significant decarbonization opportunities. The IRA provides incentives for three energy infrastructure decarbonization opportunities, specifically a carbon capture and sequestration 45Q tax credit, a hydrogen production tax credit, and support for renewable natural gas. Following the passage of the IRA, Senator Manchin aimed to reform infrastructure permitting through the proposed Energy Independence and Security Act of 2022. Passage ultimately failed but could be revisited in 2023. Permitting reform is needed. In the northeast Marcellus Basin, pipeline infrastructure is constrained. Despite this need, the one major pipeline which continues to be under construction is the Mountain Valley Pipeline (MVP) and during the first half of 2022, the U.S. Court of Appeals for the Fourth Circuit overturned federal approval of a key forest-crossing permit.

Demand for low-cost U.S. natural gas creates a need for additional natural gas pipelines and LNG export terminals. Seeing the setback with MVP, companies are doing what they can to avoid the red-tape that comes with building new pipelines. For example, one company announced that its pipeline expansion will increase the mainline capacity from 2 Bcf/d to 2.5 Bcf/d through the planned installation of three new compressor stations. Adding compression stations, for example, can avoid some of the exhaustive permitting process affiliated with building new pipelines.

Sustainable infrastructure

The year was volatile due to mixed developments at the macro and sector levels. At a high level, inflation, sharply rising interest rates, political uncertainty in several countries, China COVID policies, decelerating economic growth, and no end in sight to the war in Ukraine were powerful headwinds.

At the sector level, uncertainties surrounding incentives legislation in the US, windfall taxes in Europe, security of energy supply, high energy prices, availability of equipment and components, and high logistics costs all created volatility throughout the year.

In that context, cyclical (including autos) and tech sectors underperformed the market. However, despite these difficult circumstances, the renewables sector demonstrated its secular growth resilience outperforming the broader market. US utilities outperformed their European counterparts, while the utilities sector as a whole beat the broader market.

Towards the end of the period, the Federal Reserve chairman’s somewhat dovish comments supported equity markets to the close of the period.

The following major developments affecting the sustainable infrastructure and energy transition sector during the year are worth mentioning.

Inflation Reduction Act:

The U.S. administration’s Inflation Reduction Act, which was passed during the year, contains most of the clean energy measures in the now defunct Build Back Better Act, and includes even more domestic manufacturing incentives than we expected. The $369 billion bill extends and upgrades various tax credits for technologies such as wind and solar, while introducing new tax credits and incentives for emergent technologies such as green hydrogen and standalone battery storage which should materially help accelerate deployment timelines. The manufacturing credits provided by the IRA should also accelerate and expand the onshoring of many cleantech value chains, from renewables and storage to autos and materials. In our view, it is a game changer for the entire energy transition and renewables value chain as it gives 10-year visibility to the space.

We expect the IRA to add to an inflection point in U.S. electricity demand, and demand for decarbonised electricity, delivering a growth phase for a sector that has seen limited demand growth for over a decade. We expect renewables developers to start announcing numerous new projects and to enhance the value of existing projects by taking advantage of more attractive incentives. We also foresee many more equipment manufacturing plants to be built in the US. We believe the positive impacts of the IRA aren’t yet

(unaudited)

TortoiseEcofin	3

fully baked into market expectations. We expect many of the impacts of the IRA will move from drawing boards to revenues and earnings impacts starting in 2024, as new factories and operating assets start to come online.

Government Intervention:

Across Europe and for most of the year, uncertainty on potential government intervention weighed on the sector. Many of these concerns surrounded windfall taxes, a form of government intervention which confiscate a portion of profits companies gain due to the pervasive higher power price environment. These confiscated profits are then redistributed to support consumers facing unbearably high energy prices.

Upon the close of the period, we finally gained much more clarity on power prices and windfall taxes in Europe (UK, Italy and Germany) with a better outcome than feared for the majority of countries. This clarity will provide higher forward-looking visibility and stability.

Energy Security:

During the year, the Ukraine war escalated both militarily and in terms of gas supply volatility from Russia into Europe, which drove gas prices to new highs. There is still a risk to Winter 2023 gas supply and significant risk of further military escalation. The consequences of these impacts are primarily being felt in the EU Zone economy, but have a ripple effect beyond Europe, as manufacturing costs, forward activity, and concerns about access to energy-intensive materials become more acute.

Sustainable water

Fiscal year 2022 was a rough period for risk-assets, as investor concerns regarding inflation, tighter global monetary policies, higher interest rates and heightened geopolitical tensions weighed on global equity markets. During the period, elevated inflation data combined with hawkish pivots from key global central banks drove investor sentiment and valuations lower, especially in high growth (including several fund holdings) sectors. Following the weak start to the year for global equities, Russia’s invasion of Ukraine in February furthered “risk-off” sentiment as geopolitical tensions escalated and energy / commodity prices surged. Market sentiment continued to deteriorate in March with renewed COVID-driven lockdowns in China and the negative implications for supply chains and economic growth.

The second half of the year was mixed with the third quarter exhibiting similar “risk-off” performance from continued hawkish rate policies followed by a late year rally across the water sector in the fourth quarter. Nonetheless, the deteriorating economic growth outlook resulting from these factors, combined with elevated market risks, drove the water sector lower over the course of 2022. Specifically, many structural growth equities were de-rated and surging inflation led to concerns around margin compression causing a handful of names in the portfolio to be under considerable pressure. From a water value chain standpoint, Agriculture Equipment & Services and E&Cs were positive, while Filtration, Treatment & Test, Utilities, and Pipes, Pumps & Valves were negative. Fundamentals for portfolio companies remained healthy for the most part and earnings estimates were largely in-line with previous expectations for most sectors due to the underlying secular growth drivers for the sector. However, as the potential for a broader macroeconomic slowdown becomes more likely, it is expected that revisions to earnings estimates will be a key-focus for the portfolio during the course of 2023.

Concluding thoughts

With continued positive trends for the energy sector, we stand by our positive long-term outlook for the sector. With the help of the IRA, we are encouraged and hope for improved performance of sustainable infrastructure and climate action investments heading into 2023. We believe fundamentals for water companies remain healthy for the most part and earnings estimates are largely in-line with previous expectations for most sectors due to the underlying secular growth drivers for the sector. However, as the potential for a broader macroeconomic slowdown becomes more likely, it is expected that revisions to earnings estimates will be a key-focus for the water companies during the course of 2023.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of TIS Advisors which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index® and Tortoise North American Pipeline IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by TIS Advisors and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

Free cash flow is the cash a company produces through its operations, less the cost of total capital expenditures (growth and maintenance).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1.	Producer Price Index (PPI): measures average change over time in the selling prices received by domestic producers for their output.
2.	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-through securities), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

(unaudited)

4	TortoiseEcofin

2022 Annual Report | November 30, 2022

Tortoise
MLP & Pipeline Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	TORIX		TORTX		TORCX
Gross expense ratio(5)	0.94%		1.19%		1.94%
Redemption fee	None		None		None
Maximum front-end sales load	None	(1)	5.50%	(2)	None	(1)
Maximum deferred sales load	None		None	(3)	1.00%	(4)

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.
(5)	The expense ratios reflect those in the most recent prospectus and may not agree to the financial highlights.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Total-return potential through growth and current income

●	Experienced management teams

Top ten holdings (as of November 30, 2022)

1.	Cheniere Energy, Inc.	10.2%
2.	Targa Resources Corp.	9.7%
3.	Kinder Morgan, Inc.	7.6%
4.	The Williams Companies, Inc.	7.6%
5.	Enbridge Inc.	7.6%
6.	ONEOK, Inc.	7.0%
7.	Plains GP Holdings, L.P.	4.8%
8.	Energy Transfer LP	4.8%
9.	Pembina Pipeline Corporation	4.7%
10.	MPLX LP	4.7%

Key asset performance drivers

●	All segments except the “other” segment had positive performance

●	The fund’s largest allocation to natural gas pipeline companies added the most to performance

●	The fund’s allocation to the “other” segment detracted the most from performance

Top five contributors
Cheniere Energy Inc
Targa Resources Corp.
Energy Transfer LP
Williams Companies, Inc
Kinder Morgan Inc

Bottom five contributors
Equitrans Midstream Corporation
ESS Tech Inc
NextDecade Corporation
ESS Tech Inc – Restricted
Genesis Energy L.P.

(unaudited)

TortoiseEcofin	5

Tortoise
MLP & Pipeline Fund (continued)

Value of $1,000,000 vs. S&P 500® Index

November 30, 2012 through November 30, 2022

This chart illustrates the performance of a hypothetical $1,000,000 investment made on November 30, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance on November 30, 2012 through November 30, 2022. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

6	TortoiseEcofin

2022 Annual Report | November 30, 2022

Total returns (as of November 30, 2022)

Ticker	Class	1 year	3 years	5 years	10 years(1)	Since Inception(2)	Gross expense ratio(6)
TORIX	Institutional	31.52%	11.64%	6.41%	5.34%	6.81%	0.94%
TORTX	A Class (excluding load)(3)	31.26%	11.35%	6.09%	5.06%	6.51%	1.19%
TORTX	A Class (maximum load)(3)	24.09%	9.27%	4.90%	4.46%	5.99%	1.19%
TORCX	C Class (excluding CDSC)	30.22%	10.52%	5.33%	4.29%	5.73%	1.94%
TORCX	C Class (including CDSC)	29.22%	10.52%	5.33%	4.29%	5.73%	1.94%
S&P 500® Index(4)		-9.21%	10.91%	10.98%	13.34%	12.33%	—
TNAPT(5)		28.78%	12.43%	8.67%	7.69%	8.39%	—

(1)	The C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to the inception of the C Class is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to the C Class Shares.
(2)	Reflects period from May 31, 2011 through November 30, 2022. The Institutional and A Class Shares commenced operations on May 31, 2011 and C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.
(3)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(4)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(5)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.
(6)	The gross expense ratio is in line with the MLP & Pipeline Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

TortoiseEcofin	7

Tortoise
Energy Infrastructure and Income Fund

Basic fund facts

Investment objective: Current income and long-term capital appreciation

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	INFIX		INFRX		INFFX
Gross expense ratio(5)	1.16%		1.41%		2.16%
Redemption fee	None		None		None
Maximum front-end sales load	None	(1)	5.50%	(2)	None	(1)
Maximum deferred sales load	None		None	(3)	1.00%	(4)

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.
(5)	The expense ratios reflect those in the most recent prospectus and may not agree to the financial highlights.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Current income through distributions

●	A flexible asset allocation dependent on current market opportunities

●	Experienced management team

Top ten holdings (as of November 30, 2022)

1.	Cheniere Energy, Inc.	7.6%
2.	DCP Midstream, LP	6.2%
3.	Energy Transfer LP	4.9%
4.	The Williams Companies, Inc.	4.7%
5.	ConocoPhillips	4.2%
6.	EQT Corporation	3.9%
7.	Plains GP Holdings, L.P.	3.8%
8.	Targa Resources Corp.	3.5%
9.	MPLX LP	3.4%
10.	Pioneer Natural Resources Company	3.0%

Key asset performance drivers

●	All segments had positive performance

●	The fund’s large allocation to natural gas pipeline companies added the most to performance

●	The fund’s allocation to diversified infrastructure companies detracted the most from performance

Top five contributors
Cheniere Energy Inc.
EQT Corp
DCP Midstream LP
Energy Transfer LP
ConocoPhillips

Bottom five contributors
NGPL Pipeco LLC
Atlantica Sustainable Infrastructure PLC
NextEra Energy Partners LP
Equitrans Midstream Corporation
Enbridge Inc

(unaudited)

8	TortoiseEcofin

2022 Annual Report | November 30, 2022

Value of $1,000,000 vs. the Alerian MLP Index

November 30, 2012 through November 30, 2022

This chart illustrates the performance of a hypothetical $1,000,000 investment made on November 30, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance from November 30, 2012 through November 30, 2022. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a pricereturn basis (AMZ) and on a total-return basis (AMZX).

(unaudited)

TortoiseEcofin	9

Tortoise
Energy Infrastructure and Income Fund (continued)

Total returns (as of November 30, 2022)

Ticker	Class	1 year	3 years	5 years	10 years	Since Inception(1)	Gross expense ratio(3)
INFIX	Institutional	27.03%	12.65%	6.55%	3.95%	5.17%	1.16%
INFRX	A Class (excluding load)	26.67%	12.36%	6.29%	3.69%	4.44%	1.41%
INFRX	A Class (maximum load)	19.77%	10.26%	5.09%	3.11%	3.93%	1.41%
INFFX	C Class (excluding CDSC)	25.76%	11.52%	5.47%	2.90%	3.08%	2.16%
INFFX	C Class (including CDSC)	24.76%	11.52%	5.47%	2.90%	3.08%	2.16%
Alerian MLP Index(2)		42.25%	14.22%	6.06%	2.15%	3.75%	—

(1)	Reflects period from fund inception on December 27, 2010 through November 30, 2022. The Institutional Class commenced operations on December 27, 2010, the A Class Shares commenced operation on May 18, 2011 and the C Class Shares commenced operations on April 2, 2012. Performance shown for the A Class and C Class prior to the inception of the A Class Shares and C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to the A Class Shares and the C Class Shares, respectively.
(2)	The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a pricereturn basis (AMZ) and on a total-return basis (AMZX).
(3)	The gross expense ratio is in line with the MLP & Pipeline Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 18 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

10	TortoiseEcofin

2022 Annual Report | November 30, 2022

Ecofin
Global Energy Transition Fund

Basic fund facts

Investment objective: Current income and long-term capital appreciation

Structure: Regulated investment company

	Institutional		A Class
Ticker	EETIX		EETAX
Net expense ratio(1)	0.90%		1.15%
Redemption fee	None		None
Maximum front-end sales load	None	(2)	5.50%	(3)
Maximum deferred sales load	None		None	(4)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) through 3/31/2023. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional Class has no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Exposure to structural growth opportunities related to the energy transition associated with decarbonization

●	Changes the way energy is produced and consumed globally

●	Focused on more efficient use of resources and emissions reduction

●	Emphasize the following major investment themes: electrification, clean transportation, industrial and building efficiency and environment

Top ten holdings (as of November 30, 2022)

1.	Infineon Technologies AG	6.4%
2.	NextEra Energy, Inc.	6.3%
3.	Constellation Energy Corporation	6.2%
4.	Schneider Electric SE	6.0%
5.	TE Connectivity Ltd.	5.2%
6.	Enel SpA	5.1%
7.	Keyence Corp.	5.0%
8.	STEM, Inc.	4.6%
9.	Sunrun, Inc.	4.6%
10.	ROHM Co., Ltd.	4.5%

Key asset performance drivers

●	The fund’s allocation to the “other” segment detracted the most from performance

●	Wind companies also significantly detracted from performance

●	The fund’s allocation to solar companies added the most to performance

Top five contributors
Constellation Energy Corp
First Solar, Inc.
Corporacion Acciona Energias Renovables SA
Schneider Electric SA
NextEra Energy Inc

Bottom five contributors
Lyft Inc
Nidec Corporation
China Longyuan Power Group Corporation Limited
Keyence Corporation
Scatec ASA

(unaudited)

TortoiseEcofin	11

Ecofin
Global Energy Transition Fund (continued)

Value of $1,000,000 vs. MSCI ACWI Index

April 30, 2019 through November 30, 2022

The Fund commenced operations on October 15, 2021. This chart illustrates the performance of a hypothetical $1,000,000 investment made on April 30, 2019 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance on April 30, 2019 through November 30, 2022. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The MSCI ACWI Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 25 emerging markets. You cannot invest directly in an index.

(unaudited)

12	TortoiseEcofin

2022 Annual Report | November 30, 2022

Total returns (as of November 30, 2022)

Ticker	Class	1 year	3 years	Since Inception	Gross expense ratio(5)
EETIX(1)(2)	Institutional	-15.32%	10.76%	11.65%	1.86%
EETAX(1)(3)	A Class (excluding load)	-15.56%	10.44%	11.33%	2.11%
EETAX(1)(3)	A Class (including load)	-20.20%	8.38%	9.59%	2.11%
MSCI ACWI Index (Net)(4)		-11.62%	6.63%	7.09%	—

(1)	Fund commenced operations on October 15, 2021.
(2)	The performance data quoted for the period prior to October 18, 2021 is that of the Long Only sub-fund of the Ecofin Vista Master Fund Limited (the “Predecessor Fund”) and has been adjusted to reflect the Fund’s share class’ fees and expenses. The Predecessor Fund commenced operations on April 30, 2019, and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. If it had, the Predecessor Fund’s performance might have been lower. The Predecessor Fund’s shares were exchanged for the Fund’s Institutional Class shares on October 15, 2021.
(3)	Performance of the A Class prior to the inception of the class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to the class compared to the Institutional Class.
(4)	The MSCI ACWI Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 25 emerging markets. You cannot invest directly in an index.
(5)	The gross expense ratio is in line with the Global Energy Transition Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

TortoiseEcofin	13

Ecofin
Global Renewables Infrastructure Fund

Basic fund facts

Investment objective: Total Return

Structure: Regulated Investment Company

	Institutional		A Class
Ticker	ECOIX		ECOAX
Net Expense Ratio(1)	0.96%		1.21%
Redemption fee	None		None
Maximum front-end sales load	None	(2)	5.50%	(3)
Maximum deferred sales load	None		None	(4)

(1)	The expense ratios reflect those in the most recent prospectus and may not agree to the financial highlights.
(2)	While the Institutional Class has no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Current income through distributions

●	A flexible asset allocation dependent on current market opportunities

●	Experienced management team

Top ten holdings (as of November 30, 2022)

1.	NextEra Energy, Inc.	6.8%
2.	Clearway Energy, Inc.	5.8%
3.	ERG SpA	5.6%
4.	NextEra Energy Partners LP	5.5%
5.	Atlantica Sustainable Infrastructure plc	5.1%
6.	Edison International	5.1%
7.	Constellation Energy Corporation	4.7%
8.	TransAlta Renewables Inc.	4.6%
9.	Public Service Enterprise Group Incorporated	4.3%
10.	Terna — Rete Elettrica Nazionale SpA	3.8%

Key asset performance drivers

●	The fund’s allocation to power companies detracted the most from performance

●	Wind companies also significantly detracted from performance

●	Utilities added the most to performance

Top five contributors
Constellation Energy Corp
Corporacion Acciona Energias Renovables SA
Greencoat UK Wind PLC
Terna spa
SSE PLC

Bottom five contributors
China Longyuan Power Group Corporation Ltd
Orsted A/S
Sunrun Inc
TransAlta Renewables Inc
Renova Inc

(unaudited)

14	TortoiseEcofin

2022 Annual Report | November 30, 2022

Value of $1,000,000 vs. S&P Global Infrastructure® Index (Net)

November 2, 2015 through November 30, 2022

The Fund commenced operations on August 7, 2020. This chart illustrates the performance of a hypothetical $1,000,000 investment made on November 2, 2015 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance on November 2, 2015 through November 30, 2022. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P Global Infrastructure® Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index.

(unaudited)

TortoiseEcofin	15

Ecofin
Global Renewables Infrastructure Fund (continued)

Total returns (as of November 30, 2022)

Ticker	Class	1 Year	3 Years	5 Years	Since inception	Gross expense ratio(5)
ECOIX(1)(2)	Institutional	-5.97%	13.69%	12.06%	11.97%	0.96%
ECOAX(1)(3)	A Class (excluding load)	-6.21%	13.43%	11.80%	11.70%	1.21%
ECOAX(1)(3)	A Class (including load)	-11.39%	11.31%	10.54%	10.81%	1.21%
S&P Global Infrastructure Index(4)		8.83%	3.93%	4.16%	6.50%	—
S&P Global Infrastructure Index (Net)(4)		7.97%	3.12%	3.27%	5.58%	—

(1)	Fund commenced operations on August 7, 2020.
(2)	The performance data quoted for the period prior to August 7, 2020 is that of the Tortoise Global Renewables Infrastructure Fund Limited (the “Predecessor Fund”) and has been adjusted to reflect the Fund’s share class’ fees and expenses. The Predecessor Fund commenced operations on November 2, 2015, and was not a registered mutual fund subject to the same investment and tax restrictions as the Fund. If it had, the Predecessor Fund’s performance might have been lower. The Predecessor Fund’s shares were exchanged for the Fund’s Institutional Class shares on August 7, 2020.
(3)	Performance of the A Class prior to the inception of the class is based on the performance of the Predecessor Fund, adjusted for the higher expenses applicable to the class compared to the Institutional Class.
(4)	The S&P Global Infrastructure® Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index.
(5)	The gross expense ratio is in line with the Global Renewables Infrastructure Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

16	TortoiseEcofin

2022 Annual Report | November 30, 2022

Ecofin
Sustainable Water Fund

Basic fund facts

Investment objective: Long-term total return

Structure: Regulated investment company

	Institutional		A Class
Ticker	AQUIX		AQUAX
Net expense ratio(1)	0.95%		1.20%
Redemption fee	None		None
Maximum front-end sales load	None	(2)	5.50%	(3)
Maximum deferred sales load	None		None	(4)

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) through 2/2/2023. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional Class has no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Global
●	Throughout the water cycle
●	Positioned to benefit from the pursuit to solve the water supply/ demand imbalance
●	Essential in connecting water supply with areas of demand, solving water scarcity and quality issues to improve health, human safety and environment
●	Provide technological advancement in the water sector

Top ten holdings (as of November 30, 2022)

1.	American Water Works Co., Inc.	9.6%
2.	Xylem, Inc.	9.2%
3.	Essential Utilities, Inc.	9.2%
4.	Veolia Environnement SA	7.8%
5.	Danaher Corp.	7.2%
6.	Advanced Drainage Systems, Inc.	5.5%
7.	Aecom	4.2%
8.	IDEX Corp.	4.0%
9.	Tetra Tech, Inc.	3.9%
10.	Kurita Water Industries Ltd.	3.7%

Key asset performance drivers

●	The funds large allocation to water infrastructure companies detracted the most from performance
●	Water infrastructure companies also restrained performance
●	Water utilities added the most to performance

Top five contributors
Xylem Inc.
Lindsay Corporation
IDEX Corporation
Aecom
Essential Utilities Inc

Bottom five contributors
Veolia Environnement
Pentair Inc
Zurn Elkay Water Solutions Corp
China Water Affairs Group Ltd.
Advanced Drainage Systems Inc

(unaudited)

TortoiseEcofin	17

Ecofin
Sustainable Water Fund (continued)

Value of $1,000,000 vs. S&P Global Water Index
February 4, 2022 through November 30, 2022

The Fund commenced operations on February 4, 2022. This chart illustrates the performance of a hypothetical $1,000,000 investment made on February 4, 2022 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance on February 4, 2022 through November 30, 2022. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P Global Water Index provides liquid and tradable exposure to 50 companies from around the world that are involved in two distinct water related businesses: Water Utilities & Infrastructure and Water Equipment & Materials.

(unaudited)

18	TortoiseEcofin

2022 Annual Report | November 30, 2022

Total returns (as of November 30, 2022)

Ticker	Class	Since Inception(1)	Gross expense ratio(3)
AQUIX	Institutional	-3.80%	1.74%
AQUAX	A Class (excluding load)	-4.00%	1.99%
AQUAX	A Class (including load)	-9.26%	1.99%
S&P Global Water Index(2)		-7.99%	—

(1)	Fund commenced operations on February 4, 2022.
(2)	The S&P Global Water Index provides liquid and tradable exposure to 50 companies from around the world that are involved in two distinct water related businesses: Water Utilities & Infrastructure and Water Equipment & Materials.
(3)	The gross expense ratio is in line with the Global Energy Transition Fund’s most recent effective prospectus and may not reflect current year activity.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

TortoiseEcofin	19

Mutual fund investing involves risk. Principal loss is possible. The funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the funds are more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as North American energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with energy investments, including upstream energy companies, midstream companies, downstream companies, energy company beneficiaries, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The tax benefits received by an investor investing in the funds differ from that of a direct investment in an MLP by an investor. The value of the funds’ investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the funds which could result in a reduction of the funds’ values. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The funds invest in large, small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The funds may also write call options which may limit the funds’ abilities to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Some funds may invest in other derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the funds may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. Some funds may engage in short sales and in doing so are subject to the risk that they may not always be able to borrow a security, or close out a short position at a particular time or at an acceptable price.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the fund’s Schedule of Investments in this report.

(unaudited)

20	TortoiseEcofin

2022 Annual Report | November 30, 2022

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 – November 30, 2022)

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise MLP & Pipeline Fund
	Beginning Account Value (06/01/2022)	Ending Account Value (11/30/2022)	Expenses Paid During Period(1) (06/01/2022 – 11/30/2022)
Institutional Class Actual(2)	$1,000.00	$1,031.50	$4.74
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.41	$4.71
A Class Actual(2)	$1,000.00	$1,029.80	$6.00
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.15	$5.97
C Class Actual(2)	$1,000.00	$1,025.90	$9.80
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.39	$9.75

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.93%, 1.18%, and 1.93% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2022 of 3.15%, 2.98% and 2.59% for the Institutional Class, A Class and C Class, respectively.

(unaudited)

TortoiseEcofin	21

Tortoise Energy Infrastructure and Income Fund
	Beginning Account Value (06/01/2022)	Ending Account Value (11/30/2022)	Expenses Paid During Period(1) (06/01/2022 – 11/30/2022)
Institutional Class Actual(2)	$1,000.00	$1,021.00	$5.72
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.40	$5.72
A Class Actual(2)	$1,000.00	$1,019.90	$6.99
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.15	$6.98
C Class Actual(2)	$1,000.00	$1,015.60	$10.76
C Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.39	$10.76

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.13%, 1.38%, and 2.13% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2022 of 2.10%, 1.99% and 1.56% for the Institutional Class, A Class and C Class, respectively.

Ecofin Global Energy Transition Fund
	Beginning Account Value (06/01/2022)	Ending Account Value (11/30/2022)	Expenses Paid During Period(1) (06/01/2022 – 11/30/2022)
Institutional Class Actual(2)	$1,000.00	$1,050.80	$4.63
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.56	$4.56
A Class Actual(2)	$1,000.00	$1,049.60	$5.86
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.35	$5.77

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.90% and 1.15% for the Institutional Class and A Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six month period ended November 30, 2022 of 5.08% and 4.96% for the Institutional Class and A Class, respectively.

(unaudited)

22	TortoiseEcofin

2022 Annual Report | November 30, 2022

Ecofin Global Renewables Infrastructure Fund
	Beginning Account Value (06/01/2022)	Ending Account Value (11/30/2022)	Expenses Paid During Period(1) (06/01/2022 – 11/30/2022)
Institutional Class Actual(2)	$1,000.00	$960.70	$4.47
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.51	$4.61
A Class Actual(2)	$1,000.00	$959.10	$5.65
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.30	$5.82

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.90% and 1.15% for the Institutional Class and A Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six month period ended November 30, 2022 of -3.93% and -4.09% for the Institutional Class and A Class, respectively.

Ecofin Sustainable Water Fund
	Beginning Account Value (06/01/2022)	Ending Account Value (11/30/2022)	Expenses Paid During Period(1) (06/01/2022 – 11/30/2022)
Institutional Class Actual(2)	$1,000.00	$1,050.20	$4.88
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.31	$4.81
A Class Actual(2)	$1,000.00	$1,049.20	$6.16
A Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.05	$6.07

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 0.95% and 1.20% for the Institutional Class and A Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six month period ended November 30, 2022 of 5.02% and 4.92% for the Institutional Class and A Class, respectively.

(unaudited)

TortoiseEcofin	23

Tortoise MLP & Pipeline Fund
Schedule of Investments
November 30, 2022

	Shares	Fair Value
Common Stock — 75.0%(1)
Canada Crude Oil Pipelines — 12.3%(1)
Enbridge Inc.	4,475,824	$184,806,773
Pembina Pipeline Corporation	3,177,271	115,998,795
		300,805,568

Canada Natural Gas/Natural Gas Liquids Pipelines — 6.0%(1)
Keyera Corp.	2,983,645	69,514,504
TC Energy Corporation	1,715,688	76,313,802
		145,828,306

United States Crude Oil Pipelines — 4.8%(1)
Plains GP Holdings, L.P.	8,945,696	118,351,558

United States Natural Gas Gathering/Processing — 16.2%(1)
Antero Midstream Corporation	2,363,875	26,782,704
DT Midstream, Inc.	425,326	25,659,917
EnLink Midstream, LLC	2,465,422	31,705,327
Equitrans Midstream Corporation	5,510,147	46,230,133
Hess Midstream LP	903,621	28,220,084
Targa Resources Corp.	3,201,554	238,163,602
		396,761,767

United States Natural Gas/Natural Gas Liquids Pipelines — 33.4%(1)
Cheniere Energy, Inc.	1,427,064	250,249,943
Excelerate Energy, Inc.	225,436	6,393,365
Kinder Morgan, Inc.	9,717,577	185,800,072
Kinetik Holdings, Inc.	211,499	7,197,311
NextDecade Corp.	2,197,502	11,932,436
ONEOK, Inc.	2,543,131	170,186,326
The Williams Companies, Inc.	5,344,454	185,452,554
		817,212,007

United States Renewables and Power Infrastructure — 2.3%(1)
Clearway Energy, Inc.	344,932	12,224,390
NextEra Energy Partners LP	381,332	30,693,413
Sempra Energy	72,144	11,989,611
		54,907,414
Total Common Stock (Cost $1,157,063,937)		1,833,866,620

Master Limited Partnerships — 22.6%(1)
United States Crude Oil Pipelines — 1.1%(1)
Nustar Energy L.P.	1,616,493	26,397,331

United States Natural Gas Gathering/Processing — 3.8%(1)
Crestwood Equity Partners LP	587,104	17,390,021
Western Midstream Partners, LP	2,647,726	74,083,373
		91,473,394

United States Natural Gas/Natural Gas Liquids Pipelines — 11.0%(1)
DCP Midstream, LP	1,546,996	60,858,823
Energy Transfer LP	9,379,128	117,614,265
Enterprise Products Partners L.P.	3,663,316	90,886,870
		269,359,958

United States Other — 0.1%(1)
Westlake Chemical Partners LP	127,871	2,960,214

United States Refined Product Pipelines — 6.6%(1)
Magellan Midstream Partners, L.P.	872,592	45,985,598
MPLX LP	3,398,090	115,501,079
		161,486,677
Total Master Limited Partnerships (Cost $358,181,000)		551,677,574

Short-Term Investment — 2.0%(1)
United States Investment Company — 2.0%(1)
First American Government Obligations Fund, Class X, 3.67%(2) (Cost $50,089,705)	50,089,705	50,089,705

Total Investments — 99.6%(1) (Cost $1,565,334,642)		2,435,633,899
Other Assets in Excess of Liabilities, Net — 0.4%(1)		9,528,365
Total Net Assets — 100.0%(1)		$2,445,162,264

(1)	Calculated as a percentage of net assets.
(2)	Rate indicated is the current yield as of November 30, 2022.

See accompanying Notes to Financial Statements.

24	TortoiseEcofin

2022 Annual Report | November 30, 2022

Tortoise Energy Infrastructure and Income Fund
Schedule of Investments
November 30, 2022

	Shares	Fair Value
Common Stocks — 57.0%(1)
Canada Crude Oil Pipelines — 2.4%(1)
Enbridge Inc.	304,484	$12,572,144

Canada Oil & Gas Production — 2.0%(1)
Ovintiv, Inc.	187,315	10,444,684

United Kingdom Renewables and Power Infrastructure — 0.4%(1)
Atlantica Sustainable Infrastructure plc	80,553	2,247,429

United States Crude Oil Pipelines — 3.8%(1)
Plains GP Holdings, L.P.	1,538,108	20,349,169

United States Gathering and Processing — 4.6%(1)
Equitrans Midstream Corporation	706,020	5,923,508
Targa Resources Corp.	249,098	18,530,400
		24,453,908

United States Natural Gas Gathering/Processing — 1.0%(1)
Hess Midstream LP	168,038	5,247,827

United States Natural Gas/Natural Gas Liquids Pipelines — 20.4%(1)
Cheniere Energy, Inc.	228,685	40,102,202
Kinder Morgan, Inc.	770,377	14,729,608
Kinetik Holdings, Inc.	40,684	1,384,477
New Fortress Energy, Inc.	271,245	13,806,370
ONEOK, Inc.	187,694	12,560,482
The Williams Companies, Inc.	720,624	25,005,653
		107,588,792

United States Oil & Gas Production — 17.5%(1)
ConocoPhillips	178,975	22,105,202
Coterra Energy Inc.	432,396	12,068,172
Devon Energy Corporation	170,926	11,711,850
Diamondback Energy, Inc.	67,187	9,945,020
EQT Corporation	487,205	20,662,364
Pioneer Natural Resources Company	67,190	15,856,168
		92,348,776

United States Refined Product Pipelines — 1.8%(1)
Phillips 66	85,545	9,276,500

United States Renewables and Power Infrastructure — 3.1%(1)
Clearway Energy, Inc.	154,878	5,488,877
NextEra Energy Partners LP	137,123	11,037,030
		16,525,907
Total Common Stocks (Cost $206,553,233)		301,055,136

Master Limited Partnerships — 22.4%(1)
United States Natural Gas Gathering/Processing — 2.8%(1)
Crestwood Equity Partners LP	80,135	2,373,599
Western Midstream Partners, LP	446,900	12,504,262
		14,877,861
United States Natural Gas Pipelines — 13.6%(1)
DCP Midstream, LP	838,485	32,986,000
Energy Transfer LP	2,063,943	25,881,845
Enterprise Products Partners L.P.	523,312	12,983,371
		71,851,216
United States Refined Product Pipelines — 6.0%(1)
Magellan Midstream Partners, L.P.	261,848	13,799,389
MPLX LP	532,817	18,110,450
		31,909,839
Total Master Limited Partnerships (Cost $63,110,537)		118,638,916

See accompanying Notes to Financial Statements.

TortoiseEcofin	25

Tortoise Energy Infrastructure and Income Fund
Schedule of Investments (continued)
November 30, 2022

	Principal Amount	Fair Value
Corporate Bonds — 18.2%(1)
Canada Crude Oil Pipelines — 0.7%(1)
Enbridge, Inc.
5.500%(3 Month LIBOR USD +
3.418%), 07/15/2077(2)	$4,000,000	$3,506,461

United States Natural Gas Gathering/Processing — 8.0%(1)
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.750%, 03/01/2027(3)	6,370,000	6,090,496
Blue Racer Midstream LLC / Blue Racer Finance Corp.
7.625%, 12/15/2025(3)	3,575,000	3,611,823
6.625%, 07/15/2026(3)	3,800,000	3,708,743
EnLink Midstream Partners, LP
4.850%, 07/15/2026	7,550,000	7,157,039
EnLink Midstream, LLC
5.375%, 06/01/2029	4,455,000	4,204,005
Hess Midstream Operations LP
5.625%, 02/15/2026(3)	8,125,000	7,997,844
5.125%, 06/15/2028(3)	4,050,000	3,755,539
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
6.500%, 07/15/2027	5,537,000	5,574,264
		42,099,753

United States Natural Gas Pipelines — 3.3%(1)
NGPL Pipeco LLC
7.768%, 12/15/2037(3)	9,125,000	9,539,416
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.
6.000%, 03/01/2027(3)	850,000	809,455
5.500%, 01/15/2028(3)	7,925,000	7,206,004
		17,554,875

United States Natural Gas/Natural Gas Liquids Pipelines — 2.5%(1)
DT Midstream, Inc.
4.375%, 06/15/2031(3)	6,100,000	5,253,137
EQM Midstream Partners LP
5.500%, 07/15/2028	8,500,000	7,886,300
		13,139,437

United States Oil Field Services — 1.2%(1)
Archrock Partners LP / Archrock Partners Finance Corp.
6.875%, 04/01/2027(3)	6,575,000	6,372,490

United States Other — 2.5%(1)
New Fortress Energy, Inc.
6.750%, 09/15/2025(3)	8,800,000	8,609,304
6.500%, 09/30/2026(3)	5,000,000	4,839,000
		13,448,304
Total Corporate Bonds (Cost $100,002,838)		96,121,320

Short-Term Investments — 1.9%(1)
United States Investment Company — 1.9%(1)
First American Government Obligations Fund, Class X, 3.670%(4) (Cost $9,998,804)	9,998,804	9,998,804

Total Investments — 99.5%(1) (Cost $379,665,412)		525,814,176
Other Assets in Excess of Liabilities, Net — 0.5%(1)		2,842,740
Total Net Assets — 100.0%(1)		$528,656,916

(1)	Calculated as a percentage of net assets.
(2)	Variable rate security - The rate shown is the rate in effect as of November 30, 2022.
(3)	Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of November 30, 2022, the value of this investment was $67,793,251 or 12.8% of total net assets.
(4)	Rate indicated is the current yield as of November 30, 2022.

See accompanying Notes to Financial Statements.

26	TortoiseEcofin

2022 Annual Report | November 30, 2022

Ecofin Global Energy Transition Fund
Schedule of Investments
November 30, 2022

	Shares	Fair Value
Common Stock — 94.7%(1)

Canada Renewable Power Producers — 2.1%(1)
Innergex Renewable Energy Inc.	73,821	$924,169

Denmark Infrastructure, Utilities and Renewables — 4.1%(1)
Orsted A/S	20,960	1,835,266

France Industrials — 6.0%(1)
Schneider Electric SE	17,910	2,644,857

Germany Clean Technology — 6.4%(1)
Infineon Technologies AG	84,545	2,839,917

Hong Kong Infrastructure, Utilities and Renewables — 4.2%(1)
China Longyuan Power Group Corp Ltd.	1,525,848	1,881,840

Ireland Clean Technology — 2.3%(1)
Aptiv Plc(2)	9,434	1,006,325

Ireland Industrials — 3.7%(1)
Trane Technologies Plc	9,219	1,644,854

Italy Industrials — 3.0%(1)
Prysmian SpA	37,114	1,307,933

Italy Infrastructure, Utilities, and Renewables — 5.1%(1)
Enel SpA	423,038	2,282,209

Japan Clean Technology — 4.5%(1)
ROHM Co., Ltd.	24,825	1,992,736

Japan Industrials — 3.2%(1)
Nidec Corp.	22,735	1,431,682

Japan Infrastructure, Utilities, and Renewables — 5.0%(1)
Keyence Corp.	5,270	2,229,905

Portugal Infrastructure, Utilities and Renewables — 2.5%(1)
EDP — Energias de Portugal, S.A.	236,177	1,120,675

Spain Infrastructure, Utilities, and Renewables — 3.6%(1)
Corp ACCIONA Energias Renovables SA	39,914	1,582,948

Switzerland Specialty Chemical & Materials — 2.2%(1)
Sika AG	3,817	975,475

Taiwan Clean Technology — 2.6%(1)
Delta Electronics, Inc.	114,347	1,130,745

United States Clean Technology — 8.2%(1)
Autodesk, Inc.(2)	6,476	1,307,828
TE Connectivity Ltd.	18,340	2,313,041
		3,620,869

United States Industrials — 4.6%(1)
Sunrun, Inc.(2)	61,957	2,018,559

United States Infrastructure, Utilities, and Renewables — 21.4%(1)
Constellation Energy Corporation	28,764	2,764,796
First Solar, Inc.(2)	10,919	1,883,855
NextEra Energy, Inc.	33,144	2,807,297
STEM, Inc.(2)	156,152	2,040,906
		9,496,854
Total Common Stock (Cost $40,620,919)		41,967,818

Short-Term Investment — 0.6%(1)
United States Investment Company — 0.6%(1)
First American Government Obligations Fund, Class X, 3.67%(3) (Cost $259,631)	259,631	259,631

Total Investments — 95.3%(1) (Cost $40,880,550)		42,227,449
Other Assets in Excess of Liabilities, Net — 4.7%(1)		2,101,136
Total Net Assets — 100.0%(1)		$44,328,585

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2022.

See accompanying Notes to Financial Statements.

TortoiseEcofin	27

Ecofin Global Energy Transition Fund
Open Swap Contracts
November 30, 2022

Counterparty	Security	Termination Date	Pay/Receive on Financing Rate	Financing Rate	Payment Frequency	Shares	Notional Amount	Unrealized Appreciation (Depreciation)*
Morgan Stanley	Drax Group PLC	10/19/23	Pay	0.200% + Federal	Monthly	195,297	$1,429,950	$(36,457)
				Funds Effective Rate
Morgan Stanley	Amperex Tech	8/28/23	Pay	0.200% + Federal	Monthly	11,775	634,664	10,741
				Funds Effective Rate
								$(25,716)

*	Based on the net swap value held at each counterparty. Unrealized appreciation (depreciation) is a receivable (payable).

See accompanying Notes to Financial Statements.

28	TortoiseEcofin

2022 Annual Report | November 30, 2022

Ecofin Global Renewables Infrastructure Fund
Schedule of Investments
November 30, 2022

	Shares	Fair Value
Common Stock — 88.5%(1)

Belgium Electricity Transmission Operators — 2.2%(1)
Elia Group SA/NV	54,042	$7,700,397

Canada Renewable Power Producers — 7.4%(1)
Innergex Renewable Energy Inc.	801,728	10,036,873
TransAlta Renewables Inc.	1,533,542	16,291,354
		26,328,227

Denmark Renewable Power Producers — 3.3%(1)
Orsted A/S	134,187	11,749,468

Germany Renewable Power Producers — 2.4%(1)
Encavis AG	412,682	8,644,598

Hong Kong Renewable Power Producers — 4.0%(1)
China Longyuan Power Group Corp Ltd.	8,822,176	10,880,456
China Suntien Green Energy Corp Ltd.	7,470,122	3,115,208
		13,995,664

India Power — 3.1%(1)
ReNew Energy Global Plc(2)	1,794,198	10,890,782

Italy Electricty Transmission Operators — 3.7%(1)
Terna — Rete Elettrica Nazionale SpA	1,739,595	13,325,258

Italy Renewable Power Producers — 5.6%(1)
ERG SpA	628,551	19,981,745

Japan Renewable Power Producers — 1.7%(1)
RENOVA, Inc.(2)	303,198	6,088,144

Portugal Electric Utilities — 2.2%(1)
EDP — Energias de Portugal, S.A.	1,648,035	7,820,034

Spain Renewable Power Producers — 2.6%(1)
Corp ACCIONA Energias Renovables SA	228,513	9,062,592

Spain Integrated Utilities — 1.7%(1)
EDP Renovaveis SA	260,947	6,070,211

Switzerland Integrated Utilities — 3.4%(1)
BKW Energie AG	92,910	12,081,542

Thailand Renewable Power Producers — 1.2%(1)
Super Energy Corporation PCL	224,178,084	4,202,661

United Kingdom Integrated Utilities — 2.1%(1)
SSE plc	352,607	7,313,295

United Kingdom Renewable Power Producers — 7.3%(1)
Atlantica Sustainable Infrastructure plc	650,374	18,145,434
Greencoat UK Wind PLC	4,257,030	7,713,947
		25,859,381

United States Distributed Renewables — 2.4%(1)
Sunrun, Inc.(2)	268,047	8,732,971

United States Electric Utilities — 20.9%(1)
Constellation Energy Corporation	174,934	16,814,656
Edison International	271,175	18,076,526
NextEra Energy, Inc.	284,162	24,068,521
Public Service Enterprise Group Incorporated	250,320	15,156,876
		74,116,579

United States Renewable Power Producers — 11.3%(1)
Clearway Energy, Inc.	583,125	20,665,950
NextEra Energy Partners LP	242,975	19,557,058
		40,223,008
Total Common Stock (Cost $316,360,935)		314,186,557

Master Limited Partnership — 3.6%(1)
United States Renewable Power Producers — 3.6%(1)
Brookfield Renewable Partners LP (Cost $15,460,111)	450,988	12,758,451

Short-Term Investment — 3.8%(1)
United States Investment Company — 3.8%(1)
First American Government Obligations Fund, Class X, 3.67%(3) (Cost $13,576,208)	13,576,208	13,576,208

Total Investments — 95.9%(1) (Cost $345,397,254)		340,521,216
Other Assets in Excess of Liabilities, Net — 4.1%(1)		14,512,580
Total Net Assets — 100.0%(1)		$355,033,796

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2022.

See accompanying Notes to Financial Statements.

TortoiseEcofin	29

Ecofin Global Renewables Infrastructure Fund
Open Swap Contracts
November 30, 2022

Counterparty	Security	Termination Date	Pay/Receive on Financing Rate	Financing Rate	Payment Frequency	Shares	Notional Amount	Unrealized Appreciation (Depreciation)*

Morgan Stanley	Drax Group PLC	8/17/23	Pay	0.200% + Federal	Monthly	1,826,602	$13,374,240	$(340,188)
				Funds Effective Rate
								$(340,188)

*	Based on the net swap value held at each counterparty. Unrealized appreciation (depreciation) is a receivable (payable).

30	TortoiseEcofin

2022 Annual Report | November 30, 2022

Ecofin Sustainable Water Fund
Schedule of Investments
November 30, 2022

	Shares	Fair Value
Common Stock — 96.6%(1)
Canada Engineering & Construction — 3.3%(1)
Stantec, Inc.	1,367	$67,631

France Utility — 7.8%(1)
Veolia Environnement SA	6,192	160,261

Hong Kong Utility — 2.2%(1)
China Water Affairs Group Limited	56,000	45,637

Japan Engineering & Construction — 1.1%(1)
Metawater Co Ltd.	1,700	22,265

Japan Water Filtration, Treatment, & Testing — 3.7%(1)
Kurita Water Industries Ltd.	1,700	76,235

Mexico Filtration, Treatment & Testing — 1.5%(1)
Grupo Rotoplas SAB de CV	17,243	29,778

Switzerland Pipes, Pumps, & Valves — 0.5%(1)
Georg Fischer AG	180	10,980

Switzerland Water Filtration, Treatment, & Test — 0.5%(1)
Geberit AG	21	10,066

United Kingdom Water Filtration, Treatment, & Testing — 1.7%(1)
Pentair PLC	773	35,380

United States Agriculture Equipment & Services — 2.8%(1)
Lindsay Corporation	330	58,242

United States Engineering & Construction — 8.6%(1)
Aecom	1,007	85,595
Montrose Environmental Group, Inc.(2)	233	10,755
Tetra Tech, Inc.	519	80,232
		176,582

United States Pipes, Pumps, & Valves — 26.9%(1)
Advanced Drainage Systems, Inc.	1,170	113,794
Badger Meter, Inc.	298	34,514
Core & Main, Inc.(2)	1,468	30,535
Fortune Brands Home & Security, Inc.	326	21,301
IDEX Corp.	343	81,459
Masco Corporation	319	16,199
Mueller Water Products, Inc.	2,390	27,867
Xylem, Inc.	1,679	188,636
Zurn Elkay Water Solutions Corp.	1,585	38,373
		552,678

United States Utility — 2.9%(1)
SJW Group	791	59,080

United States Water Filtration, Treatment, & Testing — 11.8%(1)
Aris Water Solution, Inc.	626	9,903
Danaher Corp.	544	148,735
Ecolab, Inc.	238	35,660
Evoqua Water Technologies Corp.(2)	1,112	48,361
		242,659

United States Water Utility — 21.3%(1)
American States Water Co.	171	16,756
American Water Works Co., Inc.	1,301	197,440
Essential Utilities, Inc.	3,908	188,522
Middlesex Water Company	208	19,438
The York Water Company	350	15,991
		438,147
Total Common Stock (Cost $2,007,046)		1,985,621

Special Purpose Acquisition Company — 1.5%(1)
Energy Technology — 1.5%(1)
Sustainable Development Acquisition I Corp.(2) (Cost $30,362)	3,104	31,133

Short-Term Investment — 2.3%(1)
United States Investment Company — 2.3%(1)
First American Government Obligations Fund, Class X, 3.67%(3) (Cost $47,429)	47,429	47,429

Total Investments — 100.4%(1) (Cost $2,084,837)		2,064,183
Liabilities in Excess of Other Assets, Net — (0.4%)(1)		(7,923)
Total Net Assets — 100.0%(1)		$2,056,260

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2022.

TortoiseEcofin	31

Statements of Assets & Liabilities
November 30, 2022

Tortoise MLP & Pipeline Fund
Assets:
Investments, at fair value (cost $1,565,334,642, $379,665,412, $40,880,550, $345,397,254 and $2,084,837, respectively)	$2,435,633,899
Cash held as collateral	—
Dividends & interest receivable	3,293,262
Receivable for investment securities sold	6,038,963
Receivable for capital shares sold	5,671,172
Receivable for Adviser expense reimbursement	—
Prepaid expenses and other assets	39,994
Total assets	2,450,677,290
Liabilities:
Payble for swap contracts	—
Payable for capital shares redeemed	3,328,236
Payable to Adviser	1,669,125
Payable for fund administration & accounting fees	146,790
Payable for compliance fees	1,613
Payable for custody fees	53,905
Payable for audit & tax	53,880
Payable for transfer agent fees & expenses	61,781
Accrued interest expense	312
Accrued trustee fees	46
Accrued expenses	81,626
Accrued distribution fees	117,712
Total liabilities	5,515,026
Net Assets	$2,445,162,264
Net Assets Consist of:
Capital Stock	$2,920,519,557
Total distributable earnings (loss)	(475,357,293)
Net Assets	$2,445,162,264

Institutional Class
Net Assets	$2,231,399,678
Shares issued and outstanding(1)	159,755,060
Net asset value, redemption price and minimum offering price per share	$13.97

A Class
Net Assets	$191,406,631
Shares issued and outstanding(1)	13,873,269
Net asset value, redemption price and minimum offering price per share	$13.80
Maximum offering price per share(2)	$14.60

C Class
Net Assets	$22,355,955
Shares issued and outstanding(1)	1,647,367
Net asset value, redemption price and minimum offering price per share	$13.57

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

See accompanying Notes to Financial Statements.

32	TortoiseEcofin

2022 Annual Report | November 30, 2022

Tortoise Energy Infrastructure and Income Fund	Ecofin Global Energy Transition Fund	Ecofin Global Renewables Infrastructure Fund	Ecofin Sustainable Water Fund

$525,814,176	$42,227,449	$340,521,216	$2,064,183
—	2,110,000	13,753,406	—
3,041,187	80,182	946,408	4,458
—	—	—	—
701,102	—	689,537	—
—	23,598	2,100	25,336
30,103	8,456	24,793	13,142
529,586,568	44,449,685	355,937,460	2,107,119

—	25,716	340,188	—
355,873	—	224,439	—
430,688	28,007	212,054	1,302
53,158	9,339	36,710	7,370
1,613	1,614	1,613	1,615
7,925	9,568	27,504	2,517
31,580	38,141	31,080	29,681
21,966	3,109	17,989	2,701
—	—	—	—
1,021	207	163	—
21,744	5,311	10,275	5,625
4,084	88	1,649	48
929,652	121,100	903,664	50,859
$528,656,916	$44,328,585	$355,033,796	$2,056,260

$837,817,512	$47,550,992	$361,136,089	$2,134,755
(309,160,596)	(3,222,407)	(6,102,293)	(78,495)
$528,656,916	$44,328,585	$355,033,796	$2,056,260

$458,577,523	$44,295,235	$352,725,850	$2,030,836
59,569,719	5,281,943	31,109,566	211,205
$7.70	$8.39	$11.34	$9.62

$45,740,780	$33,350	$2,307,946	$25,424
5,803,350	4,087	203,474	2,649
$7.88	$8.16	$11.34	$9.60
$8.34	$8.63	$12.00	$10.16

$24,338,613	$—	$—	$—
3,094,759	—	—	—
$7.86	$—	$—	$—

TortoiseEcofin	33

Statements of Operations
For the Year Ended November 30, 2022

Tortoise MLP & Pipeline Fund
Investment Income:
Dividends and distributions from unaffiliated common stock	$81,305,531
Distributions from master limited partnerships	43,994,211
Less: return of capital on distributions from unaffilated investments(1)	(66,654,591)
Less: return of capital on distributions from affiliated investments(1)	(8,668,517)
Less: foreign taxes withheld	(3,901,637)
Net dividends and distributions from investments	46,074,997
Dividends from money market mutual funds	435,249
Interest income	—
Total investment income	46,510,246
Expenses:
Advisory fees (See Note 6)	19,443,543
Fund administration & accounting fees (See Note 6)	877,469
Transfer agent fees & expenses (See Note 6)	336,145
Shareholder communication fees	253,995
Custody fees (See Note 6)	116,106
Registration fees	76,094
Audit & tax fees	53,804
Trustee fees	18,994
Other	14,505
Insurance fees	13,190
Compliance fees (See Note 6)	9,673
Legal fees	8,733
Distribution fees (See Note 7):
A Class	459,047
C Class	215,026
Total expenses before interest expense on line of credit	21,896,324
Interest expense on line of credit (See Note 11)	20,413
Total expenses before reimbursement/recoupment	21,916,737
Fee recoupment (See Note 6)	—
Less: expense reimbursement by Adviser	—
Net expenses	21,916,737
Net Investment Income	24,593,509
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency
Net realized gain (loss) on:
Unaffiliated Investments, including foreign currency gain (loss)	128,929,574
Affiliated investments	20,283,241
Swap contracts	—
Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments and translations of foreign currency	414,687,679
Affiliated investments	20,287,676
Swap contracts	—
Net Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency	584,188,170
Net Increase (Decrease) in Net Assets Resulting from Operations	$608,781,679

(1)	Return of capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

34	TortoiseEcofin

2022 Annual Report | November 30, 2022

Tortoise Energy Infrastructure and Income Fund	Ecofin Global Energy Transition Fund	Ecofin Global Renewables Infrastructure Fund	Ecofin Sustainable Water Fund(1)

$13,040,439	$558,203	$7,858,697	$28,132
7,869,643	—	391,009	—
(12,116,645)	—	(1,687,500)	—
—	—	—	—
(219,054)	(71,405)	(767,376)	(1,621)
8,574,383	486,798	5,794,830	26,511
157,467	51,872	183,144	1,083
5,735,862	—	269,313	—
14,467,712	538,670	6,247,287	27,594

4,888,189	344,601	2,627,164	13,237
299,852	61,440	234,215	51,248
125,239	16,016	114,728	16,497
48,037	2,855	19,699	2,999
17,889	18,611	49,742	11,340
54,775	50,247	29,044	34,413
28,776	31,500	30,999	29,681
19,056	17,998	18,047	12,611
9,053	5,404	6,653	2,999
4,236	3,008	2,435	1,645
7,993	9,195	9,671	8,073
10,380	50,149	26,792	31,913

106,648	100	9,171	48
246,503	—	—	—
5,866,626	611,124	3,178,360	216,704
—	—	2,186	—
5,866,626	611,124	3,180,546	216,704
—	—	32,045	—
—	(223,305)	(2,100)	(200,937)
5,866,626	387,819	3,210,491	15,767
8,601,086	150,851	3,036,796	11,827

6,992,524	(3,514,934)	(1,812,313)	(69,677)
—	—	—	—
—	(1,173,352)	3,422,984	—

96,548,445	(3,429,004)	(27,514,649)	(20,645)
—	—	—	—
—	(534)	(3,240)	—
103,540,969	(8,117,824)	(25,907,218)	(90,322)
$112,142,055	$(7,966,973)	$(22,870,422)	$(78,495)

(1)	The Ecofin Sustainable Water Fund’s commencement of operations was February 4, 2022.

TortoiseEcofin	35

Statements of Changes in Net Assets

	Tortoise MLP & Pipeline Fund		Tortoise Energy Infrastructure and Income Fund
	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021

Operations
Net investment income	$24,593,509	$16,212,932	$8,601,086	$3,598,693
Net realized gain (loss) on unaffiliated investments and foreign currency	128,929,574	(66,534,844)	6,992,524	(5,223,579)
Net realized gain (loss) on affiliated investments and foreign currency	20,283,241	(62,301,046)	—	—
Net change in unrealized appreciation of affiliated investments and translations of foreign currency	20,287,676	79,372,535	—	—
Net change in unrealized appreciation of unaffiliated investments and translations of foreign currency	414,687,679	618,176,147	96,548,445	97,698,912
Net increase in net assets resulting from operations	608,781,679	584,925,724	112,142,055	96,074,026
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	791,935,121	553,132,343	131,182,150	76,576,578
Proceeds from merger	—	—	—	19,649,330
Proceeds from reinvestment of distributions	89,149,612	60,090,696	14,537,552	13,379,948
Payments for shares redeemed	(773,660,536)	(882,170,574)	(110,089,321)	(104,997,029)
Increase (Decrease) in net assets from Institutional Class transactions	107,424,197	(268,947,535)	35,630,381	4,608,827
A Class:
Proceeds from shares sold(1)	15,939,626	37,233,600	11,220,730	14,931,536
Proceeds from reinvestment of distributions	9,083,587	6,323,120	784,967	807,528
Payments for shares redeemed	(42,004,560)	(50,752,781)	(11,588,648)	(15,665,826)
Increase (Decrease) in net assets from A Class transactions	(16,981,347)	(7,196,061)	417,049	73,238
C Class:
Proceeds from shares sold	2,047,914	2,405,198	2,598,815	3,473,284
Proceeds from reinvestment of distributions	865,687	722,288	617,101	742,517
Payments for shares redeemed(1)	(5,776,094)	(8,040,273)	(6,408,037)	(8,676,063)
Decrease in net assets from C Class transactions	(2,862,493)	(4,912,787)	(3,192,121)	(4,460,262)
Net increase (decrease) in net assets resulting from capital share transactions	87,580,357	(281,056,383)	32,855,309	221,803
Distributions to Shareholders
From distributable earnings
Institutional Class	(35,441,048)	(26,652,621)	(8,023,030)	(3,422,418)
A Class	(3,166,317)	(2,511,690)	(768,026)	(352,333)
C Class	(339,658)	(329,437)	(402,299)	(213,058)
From tax return of capital
Institutional Class	(74,978,057)	(45,994,013)	(19,366,065)	(21,033,692)
A Class	(6,317,239)	(4,176,309)	(1,853,869)	(2,209,445)
C Class	(675,620)	(520,464)	(971,073)	(1,346,675)
Total distributions to shareholders	(120,917,939)	(80,184,534)	(31,384,362)	(28,577,621)
Total Increase in Net Assets	575,444,097	223,684,808	113,613,002	67,718,208
Net Assets
Beginning of year	1,869,718,167	1,646,033,359	415,043,914	347,325,706
End of year	$2,445,162,264	$1,869,718,167	$528,656,916	$415,043,914

(1)	Includes exchanges between share classes of the fund.

See accompanying Notes to Financial Statements.

36	TortoiseEcofin

2022 Annual Report | November 30, 2022

Statements of Changes in Net Assets (continued)

	Tortoise MLP & Pipeline Fund		Tortoise Energy Infrastructure and Income Fund
	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021
Transactions in Shares:
Institutional Class:
Shares sold	63,007,479	53,825,231	18,108,248	13,354,587
Shares acquired from merger	—	—	—	2,917,825
Shares issued to holders in reinvestment of dividends	6,892,533	5,787,033	1,935,993	2,111,746
Shares redeemed	(60,233,376)	(88,758,089)	(15,316,321)	(17,093,452)
Increase (Decrease) in Institutional Class shares outstanding	9,666,636	(29,145,825)	4,727,920	1,290,706
A Class:
Shares sold(1)	1,232,582	3,626,684	1,509,036	2,373,493
Shares issued to holders in reinvestment of dividends	713,015	614,530	102,303	125,007
Shares redeemed	(3,266,236)	(5,145,356)	(1,589,258)	(2,521,193)
Increase (Decrease) in A Class shares outstanding	(1,320,639)	(904,142)	22,081	(22,693)
C Class:
Shares sold	166,322	239,209	356,245	536,997
Shares issued to holders in reinvestment of dividends	68,981	71,351	80,654	114,877
Shares redeemed(1)	(476,336)	(809,970)	(872,461)	(1,364,216)
Decrease in C Class shares outstanding	(241,033)	(499,410)	(435,562)	(712,342)
Net increase (decrease) in shares outstanding	8,104,964	(30,549,377)	4,314,439	555,671

(1)	Includes exchanges between share classes of the fund.

See accompanying Notes to Financial Statements.

TortoiseEcofin	37

Statements of Changes in Net Assets (continued)

	Ecofin Global Energy Transition Fund		Ecofin Global Renewables Infrastructure Fund		Ecofin Sustainable Water Fund
	Year Ended November 30, 2022	Period from Inception(1) to November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021	Period from Inception(2) to November 30, 2022
Operations
Net investment income (loss)	$150,851	$(15,251)	$3,036,796	$2,924,974	$11,827
Net realized gain (loss) on investments, swaps contracts and foreign currency	(4,688,286)	1,498,519	1,610,671	10,285,546	(69,677)
Net change in unrealized appreciation (depreciation) of investments, swap contracts and translations of foreign currency	(3,429,538)	4,750,474	(27,517,889)	3,130,605	(20,645)
Net increase (decrease) in net assets resulting from operations	(7,966,973)	6,233,742	(22,870,422)	16,341,125	(78,495)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	1,970,344	279,950	136,494,089	268,214,088	2,356,181
Proceeds from reinvestment of distributions	1,486,844	—	12,414,011	5,405,379	—
Payments for shares redeemed	(327,169)	—	(125,719,502)	(22,310,756)	(247,871)
Proceeds related to shares issued from reorganization (See Note 13)	—	44,093,614	—	—	—
Increase in net assets from Institutional Class transactions	3,130,019	44,373,564	23,188,598	251,308,711	2,108,310
A Class:
Proceeds from shares sold	11,259	62,824	744,014	4,143,904	27,450
Proceeds from reinvestment of distributions	1,511	—	132,654	56,001	—
Payments for shares redeemed	(27,286)	(899)	(3,010,370)	(583,311)	(1,005)
Increase (Decrease) in net assets from A Class transactions	(14,516)	61,925	(2,133,702)	3,616,594	26,445
Net increase in net assets resulting from capital share transactions	3,115,503	44,435,489	21,054,896	254,925,305	2,134,755
Distributions to Shareholders
From distributable earnings
Institutional Class	(916,975)	—	(6,979,158)	(6,223,846)	—
A Class	(1,069)	—	(64,569)	(86,224)	—
From net realized gains
Institutional Class	(570,690)	—	(6,360,448)	(487,568)	—
A Class	(442)	—	(81,540)	(7,065)	—
From tax return of capital
Institutional Class	—	—	(3,485,657)	—	—
A Class	—	—	(27,153)	—	—
Total distributions to shareholders	(1,489,176)	—	(16,998,525)	(6,804,703)	—
Total Increase (Decrease) in Net Assets	(6,340,646)	50,669,231	(18,814,051)	264,461,727	2,056,260
Net Assets
Beginning of period	50,669,231	—	373,847,847	109,386,120	—
End of period	$44,328,585	$50,669,231	$355,033,796	$373,847,847	$2,056,260

(1)	Inception date of the the Fund was October 15, 2021.
(2)	Inception date of the the Fund was February 4, 2022.

See accompanying Notes to Financial Statements.

38	TortoiseEcofin

2022 Annual Report | November 30, 2022

Statements of Changes in Net Assets (continued)

	Ecofin Global Energy Transition Fund		Ecofin Global Renewables Infrastructure Fund		Ecofin Sustainable Water Fund
	Year Ended November 30, 2022	Period from Inception(1) to November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021	Period from Inception(2) to November 30, 2022
Transactions in Shares:
Institutional Class:
Shares sold	212,802	26,568	11,664,442	21,097,049	237,858
Shares issued to holders in reinvestment of dividends	159,073	—	1,039,457	435,783	(26,653)
Shares redeemed	(39,795)	—	(10,787,826)	(1,800,978)	—
Shares issued from reorganization (See Note 13)	—	4,923,295	—	—	—
Increase in Institutional Class shares outstanding	332,080	4,949,863	1,916,073	9,461,639	211,205
A Class:
Shares sold	1,431	6,124	64,263	320,402	2,752
Shares issued to holders in reinvestment of dividends	163	—	11,019	4,517	(103)
Shares redeemed	(3,544)	(87)	(265,707)	(48,003)	—
Increase (Decrease) in A Class shares outstanding	(1,950)	6,037	(190,425)	276,916	2,649
Net increase in shares outstanding	330,130	4,955,900	1,725,648	20,008,770	213,854

(1)	Inception date of the the Fund was October 15, 2021.
(2)	Inception date of the the Fund was February 4, 2022.

See accompanying Notes to Financial Statements.

TortoiseEcofin	39

Tortoise MLP & Pipeline Fund
Financial Highlights
Institutional Class

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Per Common Share Data(1)
Net asset value, beginning of year	$11.20	$8.33	$11.61	$12.29	$12.85
Investment operations:
Net investment income(2)	0.02	0.06	0.12	0.14	0.16
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	3.31	3.27	(2.96)	(0.26)	(0.26)
Total from investment operations	3.33	3.33	(2.84)	(0.12)	(0.10)
Less distributions from:
Net investment income	(0.10)	(0.16)	(0.14)	(0.20)	(0.17)
Net realized gains	—	—	—	—	—
Return of capital	(0.46)	(0.30)	(0.30)	(0.36)	(0.29)
Total distributions	(0.56)	(0.46)	(0.44)	(0.56)	(0.46)
Net asset value, end of year	$13.97	$11.20	$8.33	$11.61	$12.29
Total Return	31.52%	40.51%	(24.70)%	(1.09)%	(0.88)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$2,231,400	$1,680,834	$1,493,621	$3,226,450	$3,544,401
Ratio of expenses to average net assets	0.93%	0.94%	0.94%	0.93%	0.93%
Ratio of expenses excluding interest expense to average net assets	0.93%	0.93%	0.94%	0.93%	0.93%
Ratio of net investment income to average net assets	1.10%	0.92%	1.64%	1.01%	1.06%
Portfolio turnover rate	20%	32%	39%	19%	14%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital.
See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

40	TortoiseEcofin

2022 Annual Report | November 30, 2022

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
A Class

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Per Common Share Data(1)
Net asset value, beginning of year	$11.07	$8.25	$11.50	$12.18	$12.77
Investment operations:
Net investment income (loss)(2)	(0.03)	0.08	0.16	0.11	0.06
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	3.30	3.19	(3.01)	(0.26)	(0.22)
Total from investment operations	3.27	3.27	(2.85)	(0.15)	(0.16)
Less distributions from:
Net investment income	(0.10)	(0.16)	(0.11)	(0.18)	(0.16)
Net realized gains	—	—	—	—	—
Return of capital	(0.44)	(0.29)	(0.29)	(0.35)	(0.27)
Total distributions	(0.54)	(0.45)	(0.40)	(0.53)	(0.43)
Net asset value, end of year	$13.80	$11.07	$8.25	$11.50	$12.18
Total Return(3)	31.26%	40.12%	(24.94)%	(1.38)%	(1.31)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$191,407	$168,259	$132,882	$469,882	$474,785
Ratio of expenses to average net assets	1.18%	1.19%	1.19%	1.18%	1.18%
Ratio of expenses excluding interest expense to average net assets	1.18%	1.18%	1.18%	1.18%	1.18%
Ratio of net investment income to average net assets	0.85%	0.67%	1.40%	0.76%	0.81%
Portfolio turnover rate	20%	32%	39%	19%	14%

(1)	For an A Class Share outstanding for the entire period. Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(2)	The per common share data for the years ended November 30, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital.
See Note 2 to the financial statements for further disclosure.
(3)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

TortoiseEcofin	41

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
C Class

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Per Common Share Data(1)
Net asset value, beginning of year	$10.92	$8.18	$11.39	$12.05	$12.61
Investment operations:
Net investment income (loss)(2)	(0.15)	(0.07)	0.05	(0.01)	— (3)
Net realized and unrealized gain (loss) on investments and translations of foreign currency(2)	3.28	3.23	(2.94)	(0.23)	(0.23)
Total from investment operations	3.13	3.23	(2.89)	(0.24)	(0.23)
Less distributions from:
Net investment income	(0.08)	(0.16)	(0.11)	(0.15)	(0.12)
Net realized gains	—	—	—	—	—
Return of capital	(0.40)	(0.26)	(0.21)	(0.27)	(0.21)
Total distributions	(0.48)	(0.42)	(0.32)	(0.42)	(0.33)
Net asset value, end of year	$13.57	$10.92	$8.18	$11.39	$12.05
Total Return(4)	30.22%	39.00%	(25.41)%	(2.13)%	(1.89)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$22,356	$20,625	$19,530	$37,888	$51,458
Ratio of expenses to average net assets	1.93%	1.94%	1.94%	1.93%	1.93%
Ratio of expenses excluding interest expense to average net assets	1.93%	1.93%	1.94%	1.93%	1.93%
Ratio of net investment income (loss) to average net assets	0.11%	(0.08)%	0.64%	0.01%	0.06%
Portfolio turnover rate	20%	32%	39%	19%	14%

(1)	For a C Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital.
See Note 2 to the financial statements for further disclosure.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

42	TortoiseEcofin

2022 Annual Report | November 30, 2022

Tortoise Energy Infrastructure and Income Fund
Financial Highlights
Institutional Class

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Per Common Share Data(1)
Net asset value, beginning of year	$6.45	$5.44	$6.74	$7.43	$8.42
Investment operations:
Net investment income	0.22	0.10	0.11 (2)	0.81	0.08	(2)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	1.50	1.38	(0.91)	(0.82)	(0.35)
Total from investment operations	1.72	1.48	(0.80)	(0.01)	(0.27)
Less distributions from:
Net investment income	(0.14)	(0.07)	(0.08)	(0.01)	(0.43)
Net realized gains	—	—	—	—	—
Return of capital	(0.33)	(0.40)	(0.42)	(0.67)	(0.29)
Total distributions	(0.47)	(0.47)	(0.50)	(0.68)	(0.72)
Redemption fee proceeds	—	—	—	— (3)	—	(2)(3)
Net asset value, end of year	$7.70	$6.45	$5.44	$6.74	$7.43
Total Return	27.03%	27.63%	(11.83)%	(0.29)%	(3.66)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$458,578	$353,595	$291,420	$628,295	$748,415
Ratio of expenses to average net assets	1.13%	1.16%	1.14%	1.17%	1.16%
Ratio of expenses excluding interest expense to average net assets	1.13%	1.16%	1.13%	1.17%	1.16%
Ratio of net investment income to average net assets	1.83%	1.00%	2.02%	1.68%	0.99%
Portfolio turnover rate	10%	22%	43%	48%	55%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.

See accompanying Notes to Financial Statements.

TortoiseEcofin	43

Tortoise Energy Infrastructure and Income Fund
Financial Highlights (continued)
A Class

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Per Common Share Data(1)
Net asset value, beginning of year	$6.60	$5.56	$6.87	$7.56	$8.57
Investment operations:
Net investment income	0.13	0.05	0.10 (2)	0.79	0.06	(2)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	1.61	1.44	(0.93)	(0.80)	(0.36)
Total from investment operations	1.74	1.49	(0.83)	(0.01)	(0.30)
Less distributions from:
Net investment income	(0.14)	(0.06)	(0.07)	(0.01)	(0.42)
Net realized gains	—-	—	—	—	—
Return of capital	(0.32)	(0.39)	(0.41)	(0.67)	(0.29)
Total distributions	(0.46)	(0.45)	(0.48)	(0.68)	(0.71)
Redemption fee proceeds	—	—	—	— (3)	—	(2)(3)
Net asset value, end of year	$7.88	$6.60	$5.56	$6.87	$7.56
Total Return(4)	26.67%	27.19%	(11.96)%	(0.41)%	(3.95)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$45,741	$38,146	$32,256	$45,492	$55,436
Ratio of expenses to average net assets	1.38%	1.41%	1.39%	1.42%	1.41%
Ratio of expenses excluding interest expense to average net assets	1.38%	1.41%	1.38%	1.42%	1.41%
Ratio of net investment income to average net assets	1.58%	0.75%	1.76%	1.43%	0.74%
Portfolio turnover rate	10%	22%	43%	48%	55%

(1)	For an A Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

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Tortoise Energy Infrastructure and Income Fund
Financial Highlights (continued)
C Class

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Per Common Share Data(1)
Net asset value, beginning of year	$6.60	$5.57	$6.89	$7.59	$8.60
Investment operations:
Net investment income (loss)	(0.11)	(0.18)	0.06 (3)	0.67	—	(2)(3)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	1.79	1.63	(0.94)	(0.75)	(0.37)
Total from investment operations	1.68	1.45	(0.88)	(0.08)	(0.37)
Less distributions from:
Net investment income	(0.12)	(0.06)	(0.07)	(0.01)	(0.38)
Net realized gains	—	—	—	—	—
Return of capital	(0.30)	(0.36)	(0.37)	(0.61)	(0.26)
Total distributions	(0.42)	(0.42)	(0.44)	(0.62)	(0.64)
Redemption fee proceeds	—	—	—	— (2)	—	(2)(3)
Net asset value, end of year	$7.86	$6.60	$5.57	$6.89	$7.59
Total Return(4)	25.76%	26.35%	(12.72)%	(1.30)%	(4.64)%
Supplemental Data and Ratios
Net assets, end of year (in 000’s)	$24,339	$23,303	$23,650	$46,979	$55,341
Ratio of expenses to average net assets	2.13%	2.16%	2.14%	2.17%	2.16%
Ratio of expenses excluding interest expense to average net assets	2.13%	2.16%	2.13%	2.17%	2.16%
Ratio of net investment income (loss) to average net assets	0.83%	(0.00)%	1.02%	0.68%	(0.01)%
Portfolio turnover rate	10%	22%	43%	48%	55%

(1)	For a C Class Share outstanding for the entire period.
(2)	Amount per share is less than $0.01.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.

See accompanying Notes to Financial Statements.

TortoiseEcofin	45

Ecofin Global Energy Transition Fund
Financial Highlights
Institutional Class

	Year Ended November 30, 2022	Period from Inception(1) to November 30, 2021

Per Common Share Data(2)
Net asset value, beginning of period	$10.22	$10.00
Investment operations:
Net investment income (loss)	(0.03)	— (3)
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(1.69)	0.22
Total from investment operations	(1.72)	0.22
Less distributions from:
Net investment income	—	—
Net realized gains	(0.11)	—
Return of capital	—	—
Total distributions	(0.11)	—
Net asset value, end of period	$8.39	$10.22
Total Return(4)	(15.32)%	14.06%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$44,295	$50,609
Ratio of expenses to average net assets:
Before expense waiver(5)	1.42%	1.86%
After expense waiver(5)	0.90%	0.90%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(5)	(0.17)%	(1.20)%
After expense waiver(5)	0.35%	(0.24)%
Portfolio turnover rate(4)	55%	13%

(1)	October 15, 2021.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

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2022 Annual Report | November 30, 2022

Ecofin Global Energy Transition Fund
Financial Highlights (continued)
A Class

	Year Ended November 30, 2022	Period from Inception(1) to November 30, 2021

Per Common Share Data(2)
Net asset value, beginning of period	$9.97	$10.00
Investment operations:
Net investment income (loss)	(0.14)	— (3)
Net realized and unrealized loss on investments and translations of foreign currency	(1.56)	(0.03)
Total from investment operations	(1.70)	(0.03)
Less distributions from:
Net investment income	—	—
Net realized gains	(0.11)	—
Return of capital	—	—
Total distributions	(0.11)	—
Net asset value, end of period	$8.16	$9.97
Total Return(4)(5)	(15.56)%	13.69%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$33	$60
Ratio of expenses to average net assets:
Before expense waiver(6)	1.67%	2.11%
After expense waiver(6)	1.15%	1.15%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(6)	(0.42)%	(1.37)%
After expense waiver(6)	0.10%	(0.49)%
Portfolio turnover rate(5)	55%	13%

(1)	October 18, 2021.
(2)	For an A Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for period less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	47

Ecofin Global Renewables Infrastructure Fund
Financial Highlights
Institutional Class

	Year Ended November 30, 2022	Year Ended November 30, 2021	Period from Inception(1) to November 30, 2020

Per Common Share Data(2)
Net asset value, beginning of period	$12.64	$11.42	$10.00
Investment operations:
Net investment income	0.11	0.15 (3)	0.04
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.84)	1.43	1.40
Total from investment operations	(0.73)	1.58	1.44
Less distributions from:
Net investment income	(0.24)	(0.31)	(0.02)
Net realized gains	(0.21)	(0.05)	—
Return of capital	(0.12)	—	—
Total distributions	(0.57)	(0.36)	(0.02)
Net asset value, end of period	$11.34	$12.64	$11.42
Total Return(4)	(5.97)%	14.02%	14.43%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$352,726	$368,864	$108,048
Ratio of expenses to average net assets:
Before expense waiver/recoupment(5)	0.90%	0.96%	1.46%
After expense waiver/recoupment(5)	0.91%	1.00%	1.00%
Ratio of net investment income to average net assets:
Before expense waiver/recoupment(5)	0.88%	1.30%	1.05%
After expense waiver/recoupment(5)	0.87%	1.26%	1.51%
Portfolio turnover rate(4)	40%	41%	20%

(1)	August 7, 2020.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Per share amounts calculated using average shares method.
(4)	Not annualized for periods less than one year.
(5)	Annualized for period less than one year.

See accompanying Notes to Financial Statements.

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2022 Annual Report | November 30, 2022

Ecofin Global Renewables Infrastructure Fund
Financial Highlights (continued)
A Class

	Year Ended November 30, 2022	Year Ended November 30, 2021	Period from Inception(1) to November 30, 2020

Per Common Share Data(2)
Net asset value, beginning of period	$12.65	$11.44	$9.72
Investment operations:
Net investment income	0.16	0.13 (3)	0.03
Net realized and unrealized gain (loss) on investments and translations of foreign currency	(0.92)	1.44	1.70
Total from investment operations	(0.76)	1.57	1.73
Less distributions from:
Net investment income	(0.23)	(0.31)	(0.01)
Net realized gains	(0.21)	(0.05)	—
Return of capital	(0.11)	—	—
Total distributions	(0.55)	(0.36)	(0.01)
Net asset value, end of period	$11.34	$12.65	$11.44
Total Return(4)(5)	(6.21)%	13.66%	17.82%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$2,308	$4,983	$1,338
Ratio of expenses to average net assets:
Before expense waiver/recoupment(5)	1.15%	1.21%	2.08%
After expense waiver/recoupment(5)	1.16%	1.25%	1.25%
Ratio of net investment income to average net assets:
Before expense waiver/recoupment(5)	0.63%	1.05%	2.43%
After expense waiver/recoupment(5)	0.62%	1.01%	3.26%
Portfolio turnover rate(4)	40%	41%	20%

(1)	September 25, 2020.
(2)	For an A Class Share outstanding for the entire period.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for period less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

TortoiseEcofin	49

Ecofin Sustainable Water Fund
Financial Highlights
Institutional Class

Period from Inception(1) to November 30, 2022

Per Common Share Data(2)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.06
Net realized and unrealized loss on investments and translations of foreign currency	(0.44)
Total from investment operations	(0.38)
Less distributions from:
Net investment income	—
Net realized gains	—
Return of capital	—
Total distributions	—
Net asset value, end of period	$9.62
Total Return(3)	(3.80)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$2,031
Ratio of expenses to average net assets:
Before expense waiver(4)	13.05%
After expense waiver(4)	0.95%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(4)	(11.38)%
After expense waiver(4)	0.72%
Portfolio turnover rate(3)	29%

(1)	February 4, 2022.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized.
(4)	Annualized.

See accompanying Notes to Financial Statements.

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2022 Annual Report | November 30, 2022

Ecofin Sustainable Water Fund
Financial Highlights (continued)
A Class

Period from Inception(1) to November 30, 2022

Per Common Share Data(2)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income	0.03
Net realized and unrealized loss on investments and translations of foreign currency	(0.43)
Total from investment operations	(0.40)
Less distributions from:
Net investment income	—
Net realized gains	—
Return of capital	—
Total distributions	—
Net asset value, end of period	$9.60
Total Return(3)(4)	(4.00)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$25
Ratio of expenses to average net assets:
Before expense waiver(5)	13.30%
After expense waiver(5)	1.20%
Ratio of net investment income (loss) to average net assets:
Before expense waiver(5)	(11.64)%
After expense waiver(5)	0.46%
Portfolio turnover rate(4)	29%

(1)	February 4, 2022.
(2)	For an A Class Share outstanding for the entire period.
(3)	Total return does not reflect sales charges.
(4)	Not annualized.
(5)	Annualized.

See accompanying Notes to Financial Statements.

TortoiseEcofin	51

Notes to Financial Statements

November 30, 2022

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise MLP & Pipeline Fund (“MLP & Pipeline Fund”), the Tortoise Energy Infrastructure and Income Fund (“Energy Infrastructure and Income Fund”), the Ecofin Global Energy Transition Fund (“Global Energy Transition Fund”), the Ecofin Global Renewables Infrastructure Fund (“Global Renewables Infrastructure Fund”) and the Ecofin Sustainable Water Fund (“Sustainable Water Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the MLP & Pipeline Fund is total return. The MLP & Pipeline Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The MLP & Pipeline Fund commenced operations on May 31, 2011.

The investment objective of the Energy Infrastructure and Income Fund is primarily to seek current income and secondarily to seek long-term capital appreciation. The Energy Infrastructure and Income Fund primarily invests in equity and debt securities of MLPs focused in the energy infrastructure sector and in equity and debt securities of other companies focused in the energy infrastructure sector. The Energy Infrastructure and Income Fund commenced operations on December 27, 2010. On June 25, 2021, the Tortoise MLP & Energy Infrastructure Fund (the “Acquired Fund”) merged into the Energy Infrastructure and Income Fund. All shares of the Acquired Fund were exchanged for shares of the Energy Infrastructure and Income Fund on a pro rata basis immediately after the closing date. This merger qualified as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code.

The investment objective of the Global Energy Transition Fund is to generate long-term total return. The Global Energy Transition Fund primarily invests in equity securities of companies that are positively exposed to long-term structural trends related to the energy transition associated with decarbonization. The strategy is focused on changes in the way energy is produced and consumed globally. The Global Energy Transition Fund commenced operations on October 15, 2021.

The investment objective of the Global Renewables Infrastructure Fund is to generate long-term total return derived principally from a combination of capital appreciation and income over time. the Fund will principally focus its investment activities in equity securities of companies who are developers, owners and operators, in full or in part, of renewable electricity technology plants and systems, and related infrastructure investments. The Fund will typically emphasize those companies achieving measurable improvements in overall emissions, as defined as those gases and particles that are exhausted into the air as a result of fuel combustion-related activities, relative to their market peers. The Fund’s investments in equity securities may include investments in other investment companies, real estate investment trusts, foreign investment funds, preferred stocks, rights, warrants, convertible securities, and initial public offerings. The Fund will be invested in a range of both developed and non-developed markets, commensurate with its investment criteria. The Fund considers non-developed market countries to be those countries defined as such by the MSCI Market Classification Framework. The Global Renewables Infrastructure Fund commenced operations on August 7, 2020.

The investment objective of the Sustainable Water Fund is to generate long-term total return by investing primarily in equity securities of companies that design, build, own and operate water and water-related environmental infrastructure, as well as companies that provide the technology, equipment, and services to transport, treat and test water and advance water-related environmental protection and remediation. The Fund commenced operations on February 4, 2022.

The MLP & Pipeline Fund and the Energy Infrastructure and Income Fund offer three classes of shares: the Institutional Class, the A Class and the C Class. The Global Energy Transition Fund, the Global Renewables Infrastructure Fund and the Sustainable Water Fund offer two classes of shares: The Institutional Class and the A Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. A Class shares may be subject to a front-end sales charge of up to 5.50%. Prior to November 15, 2019, the MLP & Pipeline Fund A Class shares were subject to a front-end sales charge of up to 5.75%. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to

52	TortoiseEcofin

2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of November 30, 2022, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended November 30, 2022, the funds did not incur any interest or penalties. The Sustainable Water Fund is subject to examination by U.S. taxing authorities for the period since the commencement of operations. The Global Energy Transition Fund is subject to examination by U.S. taxing authorities for the tax years ended November 30, 2021 through 2022. The Global Renewables Infrastructure Fund is subject to examination by U.S. taxing authorities for the tax years ended November 30, 2020 through 2022. The MLP & Pipeline Fund and the Energy Infrastructure and Income Fund are subject to examination by U.S. taxing authorities for the tax years ended November 30, 2019 through 2022.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the year ended November 30, 2022, the MLP & Pipeline Fund reallocated the amount of return of capital recognized based on the 2021 tax reporting information received. The impact of this adjustment is a decrease to return of capital by approximately $2,594,758.

During the year ended November 30, 2022, the Energy Infrastructure and Income Fund reallocated the amount of return of capital recognized based on the 2021 tax reporting information received. The impact of this adjustment is an increase to return of capital by approximately $151,505.

During the year ended November 30, 2022, the Global Renewables Infrastructure Fund reallocated the amount of return of capital recognized based on the 2021 tax reporting information received. The impact of this adjustment is an increase to return of capital by approximately $318,765.

The Global Energy Transition Fund, Global Renewables Infrastructure Fund and Sustainable Water Fund will make distributions of net investment income, if any, semi-annually and net realized capital gains, if any, annually. The MLP & Pipeline Fund and the Energy Infrastructure and Income Fund will make distributions of net investment income, if any, quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. These differences are primarily due to return of capital distributions and book/tax differences from underlying investments.

Reclassification of Capital Accounts — GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended November 30, 2022, the following reclassifications were made:

Fund	Distributable Earnings	Paid-in Capital
MLP & Pipeline Fund	$(5,512,020)	$5,512,020
Energy Infrastructure and Income Fund	(6,671)	6,671
Global Energy Transition Fund	—	—
Global Renewables Infrastructure Fund	3,512,810	(3,512,810)
Sustainable Water Fund	—	—

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

TortoiseEcofin	53

Notes to Financial Statements (continued)

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of A Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At November 30, 2022, the Funds did not hold any illiquid securities.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Funds’ NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time the NAV is calculated. All foreign securities, with the exception of Canadian securities and those listed on a U.S. exchange, have an adjustment applied to their trade price and therefore are automatically deemed to be in Level 2 of the fair value hierarchy.

Corporate and Municipal Bonds — Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuation furnished by an independent pricing service which utilized both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

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Notes to Financial Statements (continued)

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Restricted Securities — Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures may consider factors such as discounts to publicly traded issues and time until conversion date.

Derivative Instruments — Listed derivatives, including options, rights, swaps, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Funds and their Valuation Designee (as defined below) in calculating the Funds’ NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated Tortoise Capital Advisors, LLC (the “Adviser”) as their“Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of November 30, 2022:

MLP & Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$1,833,866,620	$—	$—	$1,833,866,620
Master limited partnerships	551,677,574	—	—	551,677,574
Short-term investment	50,089,705	—	—	50,089,705
Total investments in securities	$2,435,633,899	$—	$—	$2,435,633,899

Energy Infrastructure and Income Fund	Level 1	Level 2	Level 3	Total
Common stock	$301,055,136	$—	$—	$301,055,136
Master limited partnerships	118,638,916	—	—	118,638,916
Corporate bonds	—	96,121,320	—	96,121,320
Short-term investment	9,998,804	—	—	9,998,804
Total investments in securities	$429,692,856	$96,121,320	$—	$525,814,176

Global Energy Transition Fund	Level 1	Level 2	Level 3	Total
Common stock	$18,711,630	$23,256,188	$—	$41,967,818
Short-term investment	259,631	—	—	259,631
Total investments in securities	$18,971,261	$23,256,188	$—	$42,227,449

As of November 30, 2022, the Fund’s investments in other financial instruments* were classified as follows:

Swap Contracts	$(25,716)	$—	$—	$(25,716)
Total Other Financial Instruments	$(25,716)	$—	$—	$(25,716)

Global Renewables Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock	$178,437,001	$135,749,556	$—	$314.186,557
Master limited partnership	12,758,451	—	—	12,758,451
Short-term investment	13,576,208	—	—	13,576,208
Total investments in securities	$204,771,660	$135,749,556	$—	$340,521,216

As of November 30, 2022, the Fund’s investments in other financial instruments* were classified as follows:

Swap Contracts	$(340,188)	$—	$—	$(340,188)
Total Other Financial Instruments	$(340,188)	$—	$—	$(340,188)

TortoiseEcofin	55

Notes to Financial Statements (continued)

Sustainable Water Fund	Level 1	Level 2	Level 3	Total
Common stock	$1,660,177	$325,444	$—	$1,985,621
Special purpose acquisition company	31,133	—	—	31,133
Short-term investment	47,429	—	—	47,429
Total investments in securities	$1,738,739	$325,444	$—	$2,064,183

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, swap contracts and written options. Swap contracts are presented at the unrealized appreciation (depreciation) on the instruments.

Refer to each Fund’s Schedule of Investments for additional industry information.

4. Derivatives Transactions

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

For the year ended November 30, 2022, the Funds’ average quarterly notional values are as follows:

Fund	Long Total Return Swap Contracts
Global Energy Transition Fund	$ 3,570,161
Global Renewables Infrastructure Fund	$27,758,874

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of November 30, 2022, on the Statements of Assets and Liabilities:

Global Energy Transition Fund

	Assets		Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Swap Contracts	Net Assets – unrealized appreciation on swap contracts**	$—	Net Assets – unrealized depreciation on swap contracts**	$25,716

**	Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Open Swap Contracts.

The effect of Derivative Instruments on the Statements of Operations for the period ended November 30, 2022:

Amount of Realized Gain (Loss) on Derivatives

Global Energy Transition Fund
Derivatives not accounted for as hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$(1,173,352)

Change in Unrealized Appreciation or (Depreciation) on Derivatives

Global Energy Transition Fund
Derivatives not accounted for as hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$(534)

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2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

Values of Derivative Instruments as of November 30, 2022, on the Statements of Assets and Liabilities:

Global Renewables Infrastructure Fund

	Assets		Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Swap Contracts	Net Assets – unrealized appreciation on swap contracts**	$—	Net Assets – unrealized depreciation on swap contracts**	$340,188

**	Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Open Swap Contracts.

The effect of Derivative Instruments on the Statements of Operations for the year ended November 30, 2022:

Amount of Realized Gain (Loss) on Derivatives

Global Renewables Infrastructure Fund
Derivatives not accounted for as hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$3,422,984

Change in Unrealized Appreciation or (Depreciation) on Derivatives

Global Renewables Infrastructure Fund
Derivatives not accounted for as hedging instruments under ASC 815	Swap Contracts
Equity Contracts	$(3,240)

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of November 30, 2022.

Global Energy Transition Fund

				Gross Amounts Not Offset in Statements of Assets and Liabilities
Assets:	Gross Amounts Recognized	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Swap Contracts	$10,741	$(10,741)	$—	$—	$—	$—

Liabilities:
Swap Contracts	$36,457	$(10,741)	$25,716	$—	$25,716	$—

Global Renewables Infrastructure Fund

				Gross Amounts Not Offset in Statements of Assets and Liabilities
Assets:	Gross Amounts Recognized	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Swap Contracts	$—	$—	$—	$—	$—	$—

Liabilities:
Swap Contracts	$340,188	$—	$340,188	$—	$340,188	$—

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each fund manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2022, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

TortoiseEcofin	57

Notes to Financial Statements (continued)

5. Concentration Risk & General Risk

The MLP & Pipeline Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Energy Infrastructure and Income Fund seeks to achieve their investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of companies focused in the energy infrastructure sector. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Global Energy Transition Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of energy transition companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

The Global Renewables Infrastructure Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of renewable infrastructure companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Sustainable Water Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of sustainable water companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

6. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.80% for the Global Energy Transition Fund and Sustainable Water Fund, 0.75% for the Global Renewables Infrastructure Fund, 0.85% for the MLP & Pipeline Fund, and 1.00% for the Energy Infrastructure and Income Fund of each Fund’s average daily net assets.

The Funds’ Adviser has contractually agreed to reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for each Fund do not exceed 0.90% for the Global Energy Transition Fund, 1.00% for the Global Renewables Infrastructure Fund, 0.95% of the Sustainable Water Fund, 1.10% for the MLP & Pipeline Fund and 1.25% for the Energy Infrastructure and Income Fund of the average daily net assets of each Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. During the year ended November 30, 2022, the Adviser recouped expenses of $32,045 relating to previously waived fees for the Global Renewables Infrastructure Fund, respectively. Reimbursed expenses subject to potential recovery by month of expiration are as follows:

Ecofin Global Energy Transition Fund
December 2022 – November 2023	$—
December 2023 – November 2024	61,002
December 2024 – November 2025	223,305

Ecofin Global Renewables Infrastructure Fund
December 2022 – November 2023	$—
December 2023 – November 2024	—
December 2024 – November 2025	2,100

Sustainable Water Fund
December 2022 – November 2023	$—
December 2023 – November 2024	—
December 2024 – November 2025	200,937

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2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and fund accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.07% of the first $125 million of the average daily net assets of each fund, 0.05% on the next $250 million of the average daily net assets and 0.0325% of the daily average net assets in excess of $375 million, subject to an annual minimum of $60,000 per fund. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2022 are disclosed in the Statements of Operations.

7. Distribution Costs

The MLP & Pipeline Fund and Energy Infrastructure and Income Fund have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the A Class and the C Class. The Global Energy Transition Fund, Global Renewables Infrastructure Fund and Sustainable Water Fund have adopted a Distribution Plan pursuant to Rule 12b-1 in the A Class. The Plan permits each Fund to pay for distribution and related expenses at an annual rate of 0.25% of the A Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the year ended November 30, 2022, expenses incurred by the A Class and C Class pursuant to the Plan were as follows:

Fund	A Class	C Class
MLP & Pipeline Fund	$459,047	$215,026
Energy Infrastructure and Income Fund	106,648	246,503
Global Energy Transition Fund	100	N/A
Global Renewables Infrastructure Fund	9,171	N/A
Sustainable Water Fund	48	N/A

8. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Funds for the year ended November 30, 2022, were as follows:

Fund	Purchases	Sales
MLP & Pipeline Fund	$450,930,119	$441,880,651
Energy Infrastructure and Income Fund	65,981,662	45,318,814
Global Energy Transition Fund	26,270,578	21,032,545
Global Renewables Infrastructure Fund	186,617,643	122,355,324
Sustainable Water Fund	2,661,264	555,037

9. Federal Tax Information

As of November 30, 2022, cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	MLP & Pipeline Fund	Energy Infrastructure and Income Fund	Global Energy Transition Fund	Global Renewables Infrastructure Fund	Sustainable Water Fund
Cost of investments	$1,740,055,797	$307,018,576	$41,656,427	$345,565,226	$2,110,835
Gross unrealized appreciation	$959,103,259	$244,770,477	$5,823,255	$29,919,506	$131,341
Gross unrealized depreciation	(480,937,680)	(105,860,934)	(5,252,480)	(34,974,609)	(177,984)
Net unrealized appreciation (depreciation)	478,165,579	138,909,543	570,775	(5,055,103)	(46,643)
Undistributed ordinary income	—	—	—	—	10,745
Undistributed long-term capital gain	—	—	—	—	—
Total distributable earnings	—	—	—	—	10,745
Other accumulated losses	(953,522,872)	(448,070,139)	(3,793,182)	(1,047,190)	(42,597)
Total accumulated losses	$(475,357,293)	$(309,026,481)	$(3,222,407)	$(6,102,293)	$(78,495)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any.

TortoiseEcofin	59

Notes to Financial Statements (continued)

As of November 30, 2022, the MLP & Pipeline Fund, the Energy Infrastructure and Income Fund, Global Energy Transition Fund, Global Renewables Infrastructure Fund, and Sustainable Water Fund had short-term capital loss carryforwards of $74,983,340, $151,253,563, $2,159,033, $1,047,190, and $42,597, respectively, and the MLP & Pipeline Fund, Energy Infrastructure and Income Fund and Global Energy Transition Fund had long-term capital loss carryforwards of $878,539,532, $163,753,857, $756,869, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. In addition to the total capital loss carryforward, the Energy Infrastructure and Income Fund has a short-term carryforward of $60,744,580 and a long-term carryforward of $72,317,852 that it inherited as the result of the merger with Tortoise MLP & Energy Infrastructure Fund. These capital loss carryforwards are further subject to an initial annual limitation of $147,395 and $175,344 in short-term and long-term carryforwards, respectively, pursuant to Section 382. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. For the MLP & Pipeline Fund and Energy Infrastructure and Income Fund, the capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2022 tax reporting information from the individual MLPs. As of November 30, 2022, the MLP & Pipeline Fund utilized $70,323,993 of capital loss carryforwards in the current year.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are any net ordinary capital losses incurred between January 1 and the end of their fiscal year, November 30, 2022. For the taxable year ended November 30, 2022, The MLP & Pipeline Fund, the Energy Infrastructure and Income Fund, Global Renewables Infrastructure Fund, and Sustainable Water Fund do not plan to defer any late year losses. For the taxable year ended November 30, 2022, the Global Energy Transition Fund plans to defer $877,280 in late year losses.

During the year ended November 30, 2022, the Funds paid the following distributions to shareholders:

	MLP & Pipeline Fund	Energy Infrastructure and Income Fund	Global Energy Transition Fund	Global Renewables Infrastructure Fund	Sustainable Water Fund
Ordinary income*	$38,947,023	$9,193,355	$817,525	$7,515,040	$—
Long-term capital gains**	—	—	671,651	5,970,675	—
Return of capital	81,970,916	22,191,007	—	3,512,810	—
Total distributions	$120,917,939	$31,384,362	$1,489,176	$16,998,525	$—

During the year ended November 30, 2021, the Funds paid the following distributions to shareholders:

	MLP & Pipeline Fund	Energy Infrastructure and Income Fund	Global Renewables Infrastructure Fund
Ordinary income*	$29,493,748	$3,987,809	$6,804,703
Long-term capital gains**	—	—	—
Return of capital	50,690,786	24,589,812	—
Total distributions	$80,184,534	$28,577,621	$6,804,703

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

10. Transactions with Affiliates

If the Funds’ holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The MLP & Pipeline Fund conducted transactions during the year ended November 30, 2022 with affiliated companies as so defined:

	Beginning Value	Additions	Reductions	Ending Value
Plains GP Holdings L.P.(1)	$93,725,930	$28,433,204	$36,298,977	$118,351,558

	Ending Shares as of November 30, 2022	Dividend Income	Return of Capital	Realized Gain (Loss)	Change in Unrealized Appreciation
Plains GP Holdings L.P.(1)	8,945,696	$—	$8,668,517	$20,283,241	$20,287,676

(1)	Security is unaffiliated as of November 30, 2022.

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2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

11. Line of Credit

The Funds have established a line of credit (“LOC”) in the amount of $150,000,000. Borrowings under the loan agreement are charged an interest rate equal to prime, 7.00% as of November 30, 2022. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds custodian, U.S. Bank, N.A. During the year ended November 30, 2022, the Global Energy Transition Fund and Global Renewables Infrastructure Fund did not have any borrowings under the LOC. During the year ended November 30, 2022, the MLP & Pipeline Fund and Global Renewables Infrastructure Fund Fund was as follows:

Fund	Average Borrowings	Weighted-Average Interest Rate	Amount Outstanding as of November 30, 2022
MLP & Pipeline Fund	$421,277	3.86%	$—
Global Renewables Infrastructure Fund	65,562	3.29%	—

12. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2022, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Energy Infrastructure and Income Fund	Merrill Lynch, Pierce, Fenner & Smith Inc.	36.50%
Global Energy Transition Fund	JP Morgan Securities, LLC	91.57%
Global Renewables Infrastructure Fund	National Financial Services, LLC	39.12%
Sustainable Water Fund	Tortoise Capital Advisors, L.L.C	94.69%

13. Reorganization of Global Energy Transition Fund

On October 15, 2021, as the result of a tax-free reorganization, the Long Only sub-fund of the Ecofin Vista Master Fund Limited, established in May 2019 (the “Predecessor Fund”), an unregistered Cayman limited liability company, was reorganized into the Trust by transferring a majority of the Predecessor Fund’s assets to the Global Energy Transition Fund in exchange for Institutional Class shares of the Global Energy Transition Fund. Effective on that date, the Predecessor Fund was renamed the Ecofin Global Energy Transition Fund. The Global Energy Transition Fund was deemed to be the accounting survivor for financial reporting purposes.

As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect the historical cost basis as of the date of reorganization. Immediately prior to the reorganization, the net assets, fair value of investments, and net unrealized appreciation of the Predecessor Fund was $49,232,949, $42,980,306 and $5,063,451, respectively.

14. New Accounting Pronouncement

In December 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-06 “Reference Rate Reform (Topic 848)”. ASU No. 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

15. Subsequent Events

On December 29, 2022, the MLP & Pipeline Fund paid an income distribution to the Institutional Class in the amount of $19,724,711, or $0.12518952 per share, the A Class in the amount of $1,686,062, or $0.12239046 per share and the C Class in the amount of $189,041, or $0.11430694 per share.

On December 29 2022, the Global Renewables Infrastructure Fund paid an income distribution to the Institutional Class in the amount of $2,003,434, or $0.06749003 per share and the A Class in the amount of $12,831, or $0.06511546 per share.

On December 29, 2022, the Sustainable Water Fund paid an income distribution to the Institutional Class in the amount of $10,660, or $0.05045725 and the A Class in the amount of $85, or $0.03225361 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TortoiseEcofin	61

Report of Independent Registered Public Accounting Firm

To the Shareholders of Tortoise MLP & Pipeline Fund,
Tortoise Energy Infrastructure and Income Fund,
Ecofin Global Energy Transition Fund,
Ecofin Global Renewables Infrastructure Fund and
Ecofin Sustainable Water Fund and the Board of Trustees
of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Tortoise MLP & Pipeline Fund, Tortoise Energy Infrastructure and Income Fund, Ecofin Global Energy Transition Fund, Ecofin Global Renewables Infrastructure Fund, and Ecofin Sustainable Water Fund (collectively referred to as the “Funds”) (five of the funds constituting the Managed Portfolio Series (the “Trust”)), including the schedules of investments, as of November 30, 2022, and the related statements of operations, changes in net assets, and the financial highlights for each of periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the funds constituting the Managed Portfolio Series) at November 30, 2022, and the results of their operations, changes in net assets and financial highlights for each of the for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting Managed Portfolio Series	Statement of operations	Statement of changes in net assets	Financial highlights
Tortoise MLP & Pipeline Fund Tortoise Energy Infrastructure and Income Fund	For the year ended November 30, 2022	For each of the two years in the period ended November 30, 2022	For each of the five years in the period ended November 30, 2022
Ecofin Global Renewables Infrastructure Fund	For the year ended November 30, 2022	For each of the two years in the period ended November 30, 2022	For each of the two years in the period ended November 30, 2022, and the period from August 7, 2020 (commencement of operations) through November 30, 2020
Ecofin Global Energy Transition Fund	For the year ended November 30, 2022	For the year ended November 30, 2022, and the period from October 15, 2021 (commencement of operations) to November 30, 2021
Ecofin Sustainable Water Fund	For the period February 4, 2022 (commencement of operations) to November 30, 2022.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more of the portfolios that comprise the Managed Portfolio Series since 2011.

Minneapolis, Minnesota
January 27, 2023

62	TortoiseEcofin

2022 Annual Report | November 30, 2022

Trustees & Officers (unaudited)
November 30, 2022

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Chairman, Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	35	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (53 Portfolios) (2012-present).
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 2011	35	Partner and Managing Director, Beacon Pointe Advisors, LLC (since 2022); Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-2021).	Independent Trustee, ETF Series Solutions (53 Portfolios) (2012-present).
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	35	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present).	Independent Trustee, ALPS Variable Investment Trust (7 Portfolios) (2006-present); Independent Trustee, RiverNorth Funds (3 Portfolios) (2018-present); RiverNorth Managed Duration Municipal Income Fund Inc. (1 Portfolio) (2019-present); RiverNorth Specialty Finance Corporation (1 Portfolio) (2018-present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Portfolio) (2018-present); RiverNorth Opportunities Fund, Inc. (1 Portfolio) (2015-present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Portfolio) (2018-present); RiverNorth Flexible Municipal Income Fund (2020-present).
Robert J. Kern 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Trustee	Indefinite Term; Since January 2011	35	Retired (2018-present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None

TortoiseEcofin	63

Trustees & Officers (unaudited) (continued)
November 30, 2022

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Officers
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Treasurer, Principal Financial Officer and Vice President	Indefinite Term; Since August 2019 (Treasurer); Indefinite Term; Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
John Hadermayer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1977	Secretary	Indefinite Term; Since May 2022	N/A	U.S. Bancorp Fund Services, LLC (2022-present); Executive Director, AQR Capital Management, LLC (2013-present).	N/A
Douglas Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer and Vice President	Indefinite Term; Since May 2016 (Assistant Treasurer); Indefinite Term; Since November 2018 (Vice President)	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Sara Bollech 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1977	Assistant Treasurer and Vice President	Indefinite Term: Since November 2021	N/A	Officer, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
Peter Walker, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1993	Assistant Treasurer and Vice President	Indefinite Term: Since November 2021	N/A	Officer, U.S. Bancorp Fund Services, LLC (2016-present).	N/A

64	TortoiseEcofin

2022 Annual Report | November 30, 2022

Additional Information (unaudited)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended November 30, 2022, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%, 95.65%, 5.28%, 83.02%, and 0.00% for the MLP & Pipeline Fund, Energy Infrastructure and Income Fund, Global Energy Transition Fund, Global Renewables Infrastructure Fund and Sustainable Water Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2022, was 54.93%, 79.13%, 4.18%, 31.99% and 0.00% for the MLP & Pipeline Fund, Energy Infrastructure and Income Fund, Global Energy Transition Fund, Global Renewables Infrastructure Fund and Sustainable Water Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) was 0.00%, 0.00%, 40.57%, 4.27% and 0.00% for the MLP & Pipeline Fund, Energy Infrastructure and Income Fund, Global Energy Transition Fund, Global Renewables Infrastructure Fund and Sustainable Water Fund, respectively.

Foreign Tax Credit Pass Through

Pursuant to Section 853 of the Internal Revenue code, the Funds designate the following amounts as foreign taxes paid for the period ended November 30, 2022. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Tax Credit Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived From Foreign Sourced Income
Global Renewables Infrastructure Fund	$436,521	$0.013941	67.45%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes. Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

TortoiseEcofin	65

Additional Information (unaudited) (continued)

PRIVACY NOTICE

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

66	TortoiseEcofin

Contacts

Board of Trustees

David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser

Tortoise Capital Advisors, L.L.C.
6363 College Boulevard, Suite 100A
Overland Park, KS 66211

Independent Registered Public
Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
And Fund Administrator

U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7096

855-TCA-FUND
(855-822-3863)

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

6363 College Boulevard
Overland Park, KS 66211

www.TortoiseEcofin.com

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2022 and November 30, 2021, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2022	FYE 11/30/2021
(a) Audit Fees	$173,800	$171,100
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$88,200	$95,640
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2022	FYE 11/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	$0	$0
Registrant’s Investment Adviser	$29,850	$31,400

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 6, 2023

By (Signature and Title)*	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date	February 6, 2023

* Print the name and title of each signing officer under his or her signature.